                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-12

                                 MetLife, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[MetLife Logo]
Notice
of Annual
Meeting
and
Proxy
Statement
2004

                                                                [Snoopy Graphic]

MetLife, Inc.
One Madison Avenue, New York, NY 10010-3690                       [MetLife Logo]

                                                                  March 22, 2004

Dear Shareholder:

You are cordially invited to attend MetLife, Inc.'s annual meeting, which will be held on Tuesday, April 27, 2004 beginning at 10:30 a.m., local time, in the Auditorium at One Madison Avenue, New York, New York. To attend the meeting, please enter the building through the entrance at 320 Park Avenue South, from which you will be directed to the Auditorium.

At the meeting, shareholders will vote on the election of five Class II Directors, the approval of the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, the approval of the MetLife Annual Variable Incentive Plan, the approval of the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan, the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditor for 2004, and, if properly presented at the meeting, a shareholder proposal concerning CEO compensation, and will transact such other business as may properly come before the meeting.

The vote of every shareholder is important. You can assure that your shares will be represented and voted at the meeting by signing and returning the enclosed proxy card, or by voting by telephone or on the Internet. We have included a postage-paid, pre-addressed envelope, as well as detailed instructions on the proxy card for shareholders voting by telephone or on the Internet, to make it convenient for you to vote your shares.

Sincerely yours,

/s/ Robert H. Benmosche

Robert H. Benmosche
Chairman of the Board and
Chief Executive Officer

                                 METLIFE, INC.
                               ONE MADISON AVENUE
                            NEW YORK, NY 10010-3690
                            ------------------------

                            NOTICE OF ANNUAL MEETING

The 2004 Annual Meeting of MetLife, Inc. will be held at One Madison Avenue, New York, New York on Tuesday, April 27, 2004 at 10:30 a.m., local time. To attend the meeting, please enter the building through the entrance at 320 Park Avenue South, from which you will be directed to the Auditorium. At the meeting, shareholders will act upon the following matters:

     1.  The election of five Class II Directors;

     2.  Approval of the MetLife, Inc. 2005 Stock and Incentive Compensation
         Plan;

     3.  Approval of the MetLife Annual Variable Incentive Plan;

     4. Approval of the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan;

     5. The ratification of the appointment of Deloitte & Touche LLP as MetLife's independent auditor for the year ending December 31, 2004;

     6. A shareholder proposal concerning CEO compensation, if properly presented at the meeting; and

     7.  Such other business as may properly come before the meeting.

Information about the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.

Shareholders of record at the close of business on March 1, 2004 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,

                                    /s/ Gwenn L. Carr

                                          Gwenn L. Carr
                                          Vice President and Secretary

New York, New York
March 22, 2004

                               TABLE OF CONTENTS

Proxy Statement -- 2004 Annual Meeting......................     1
Information About the 2004 Annual Meeting and Proxy
  Voting....................................................     1
Information About Communications with the Company and the
  Board of Directors........................................     5
Proposal One -- Election of Directors.......................     6
Proposal Two -- Approval of the MetLife, Inc. 2005 Stock and
  Incentive Compensation Plan...............................     9
Proposal Three -- Approval of the MetLife Annual Variable
  Incentive Plan............................................    16
Proposal Four -- Approval of the MetLife, Inc. 2005
  Non-Management Director Stock Compensation Plan...........    19
Proposal Five -- Ratification of Appointment of the
  Independent Auditor.......................................    22
Proposal Six -- Shareholder Proposal Concerning CEO
  Compensation..............................................    23
Corporate Governance........................................    26
     Information About MetLife's Board of Directors.........    26
Audit Committee Report......................................    34
Compensation Committee Report on Executive Compensation.....    35
Executive Compensation......................................    40
     Summary Compensation Table.............................    40
     Long Term Incentive Plan Awards in Last Fiscal Year....    41
     Option Grants in Last Fiscal Year......................    41
     Aggregated Option Exercises in Last Fiscal Year and
      Fiscal Year-End Option Values.........................    42
     Retirement Plan Information............................    42
     Employment-Related Agreements..........................    44
Equity Compensation Plans Table.............................    46
Performance Graph...........................................    48
Stock Ownership of Directors and Executive Officers.........    49
     Section 16(a) Beneficial Ownership Reporting
      Compliance............................................    51
Ownership of MetLife Common Stock...........................    51
MetLife, Inc. 2005 Stock and Incentive Compensation Plan....   A-1
MetLife Annual Variable Incentive Plan......................   B-1
MetLife, Inc. 2005 Non-Management Director Stock
  Compensation Plan.........................................   C-1
Audit Committee Charter.....................................   D-1
Categorical Standards Regarding Director Independence.......   E-1

--------------------------------------------------------------------------------
                     PROXY STATEMENT -- 2004 ANNUAL MEETING
--------------------------------------------------------------------------------

This Proxy Statement contains information about the 2004 Annual Meeting of MetLife, Inc. ("MetLife" or the "Company"), which will be held in the Auditorium at One Madison Avenue, New York, New York on Tuesday, April 27, 2004 at 10:30 a.m., local time.

This Proxy Statement and the accompanying proxy card, which are furnished in connection with the solicitation of proxies by MetLife's Board of Directors, are being mailed and made available electronically to shareholders on or about March 22, 2004.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2004 Annual Meeting, please take the time to vote your shares as soon as possible. If you wish to return your completed proxy card by mail, the Company has included a postage-paid, pre-addressed envelope for your convenience. Alternatively, you may vote your shares by using a toll-free telephone number or on the Internet (see the proxy card for complete instructions).

--------------------------------------------------------------------------------
           INFORMATION ABOUT THE 2004 ANNUAL MEETING AND PROXY VOTING
--------------------------------------------------------------------------------

WHAT MATTERS ARE TO BE VOTED ON AT THE ANNUAL MEETING?

MetLife intends to present proposals numbered one through five for shareholder consideration and voting at the Annual Meeting. In addition, shareholders of MetLife have informed us that they intend to present proposal number six at the Annual Meeting, in which case that proposal will be voted on if properly presented at the meeting.

1. The election of five nominees to serve as Class II Directors

2. Approval of the MetLife, Inc. 2005 Stock and Incentive Compensation Plan

3. Approval of the MetLife Annual Variable Incentive Plan

4. Approval of the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan

5. The ratification of the appointment of an independent auditor to audit the Company's financial statements for the year ending December 31, 2004

6. A shareholder proposal concerning CEO compensation

WHAT IS THE BOARD'S RECOMMENDATION?

The Board recommends votes FOR items 1-5 on your Proxy Card and AGAINST item 6.

WILL ANY OTHER MATTERS BE PRESENTED FOR A VOTE AT THE ANNUAL MEETING?

The Board of Directors did not receive any notice prior to the deadline for submission of additional business that any other matters might be presented for a vote at the 2004 Annual Meeting. However, if another matter were to be presented, the proxies would use their own judgment in deciding whether to vote for or against it.

DO ANY OF THE COMPANY'S EXECUTIVE OFFICERS, DIRECTORS OR DIRECTOR NOMINEES HAVE ANY DIRECT OR INDIRECT INTEREST IN ANY MATTER TO BE ACTED UPON?

MetLife's executive officers would be eligible to receive grants and awards under the MetLife, Inc. 2005 Stock Incentive Compensation Plan and the MetLife Annual Variable Incentive Plan, the approval of each of which is to be voted upon at the Annual Meeting. The Non-Management Directors would be eligible to receive grants and awards under the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan, the approval of which is also to be voted upon at the Annual Meeting.

WHO IS ENTITLED TO VOTE?

All MetLife shareholders of record at the close of business on March 1, 2004 (the "record date") are entitled to vote at the 2004 Annual Meeting.

If you are the beneficial owner, but not the record owner, of MetLife common stock, you will receive instructions about voting from the bank, broker or other nominee that is the shareholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

HOW DO I VOTE MY SHARES?

- Shareholders of record may vote their shares by mail, by telephone or on the Internet. Voting by telephone or on the Internet will be available through 11:59 p.m. Eastern time on April 26, 2004.

- Instructions about these ways to vote appear on your proxy card. If you vote by telephone or on the Internet, please have your proxy card available.

- If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

- Votes submitted by mail, telephone or on the Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR the election of the Class II Directors, FOR approval of the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, FOR approval of the MetLife Annual Variable Incentive Plan, FOR approval of the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan, FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife's independent auditor for 2004, and AGAINST the shareholder proposal concerning CEO compensation.

WHO CAN ATTEND THE 2004 ANNUAL MEETING?

Only MetLife shareholders of record or their duly appointed proxies are entitled to attend the meeting. If you are a MetLife shareholder of record and wish to attend the meeting, please so indicate on the proxy card or as prompted by the telephone or Internet voting systems and an admission card will be sent to you. On the date of the meeting, please bring your admission card with you and enter the building through the entrance at 320 Park Avenue South, from which you will be directed to the Auditorium.

If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, would be acceptable proof of your beneficial ownership.

MAY I CHANGE MY VOTE OR REVOKE MY PROXY AFTER IT IS SUBMITTED?

Yes, you may change your vote or revoke your proxy at any time before the Annual Meeting by:

     - returning a later-dated proxy card;

     - subsequently voting by telephone or on the Internet;

     - attending the Annual Meeting and voting in person; or

     - sending your notice of revocation to MetLife, Inc., c/o Mellon Investor Services, P.O. Box 3530, South Hackensack, NJ 07606-9230 or via the Internet at http://www.eproxy.com/met.

Your changed vote or revocation must be received before the polls close for voting.

HOW WILL METLIFE ASSOCIATES' SHARES HELD IN THE COMPANY'S SAVINGS AND INVESTMENT PLAN BE VOTED?

Mellon Bank, N.A., as Trustee of the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates Trust, will vote the MetLife shares in the Plan in accordance with the voting instructions given by Plan participants to the Trustee. The Trustee will vote the Plan shares for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions.

HOW MANY SHARES CAN VOTE AT THE 2004 ANNUAL MEETING?

There were 756,789,398 shares of MetLife common stock outstanding, as of the March 1, 2004 record date. Each of those shares is entitled to one vote on each matter to be voted on at the meeting.

WHAT IS A "QUORUM"?

In order for business to be conducted at the 2004 Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of MetLife shares outstanding on the record date are present in person or are represented by proxies.

WHAT VOTE IS NECESSARY TO PASS THE ITEMS OF BUSINESS AT THE ANNUAL MEETING?

If a quorum is present at the meeting, a plurality of the shares voting will be sufficient to elect the Class II Directors. This means that the Director Nominees who receive the largest number of votes cast are elected as Directors, up to the maximum number of Directors to be elected at the meeting.

In addition, subject to exceptions set forth in the Company's Certificate of Incorporation, a majority of the shares voting will be sufficient to approve any other matter properly before the meeting, including the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, the MetLife Annual Variable Incentive Plan, the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan, ratification of the appointment of Deloitte & Touche LLP as MetLife's independent auditor, and a shareholder proposal concerning CEO compensation.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a shareholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If brokers or other record holders of shares return a proxy card indicating that they do not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote. Under a recent rule change, the New York Stock Exchange no longer permits its members to exercise discretionary authority to vote as to any equity compensation plan, or any material revision to the terms of any existing equity compensation plan.

WHO IS THE INSPECTOR OF ELECTION?

The Board of Directors has appointed Lawrence E. Dennedy, Senior Vice President, MacKenzie Partners, Inc., to act as Inspector of Election at the 2004 Annual Meeting. The By-Laws of MetLife provide for confidential voting.

WHAT ARE THE COSTS FOR SOLICITING PROXIES FOR THE 2004 ANNUAL MEETING?

MetLife has retained Mellon Investor Services to assist with the solicitation of proxies from its shareholders of record for a fee of approximately $11,500 plus expenses. MetLife also will reimburse banks, brokers or other nominees for their costs of sending MetLife's proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication.

WHAT IS THE DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING?

Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), establishes the eligibility requirements and the procedures that must be followed for a shareholder's proposal to be included in a public company's proxy materials. Under the Rule, proposals submitted for inclusion in MetLife's 2005 proxy materials must be received by the Secretary of MetLife at One Madison Avenue, New York, NY 10010-3690 on or before the close of business on November 23, 2004. Proposals must comply with all of the requirements of Rule 14a-8.

A shareholder who wishes to present a matter for action at MetLife's 2005 Annual Meeting, but chooses not to do so under Rule 14a-8 under the Exchange Act, must deliver to the Secretary of MetLife on or before December 28, 2004, a notice containing the information required by the advance notice and other provisions of the Company's By-Laws. A copy of the By-Laws may be obtained from the Secretary of MetLife.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2004 ANNUAL MEETING?

The preliminary voting results will be announced at the meeting. The final results will be published in the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2004.

MAY I REQUEST ELECTRONIC DELIVERY OF MY PROXY STATEMENT AND ANNUAL REPORT?

This Proxy Statement and MetLife's 2003 Annual Report may be viewed online at http://ir.metlife.com. If you are a shareholder of record, you may elect to receive future annual reports and proxy statements electronically by providing consent to electronic delivery on-line at http://vault.melloninvestor.com/isd. Should you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to resume mail delivery of these documents. You may provide your notice to MetLife via the Internet at http://vault.melloninvestor.com/isd or by writing to MetLife, c/o Mellon Investor Services, P.O. Box 3530, South Hackensack, NJ 07606-9230. In the United States, you may provide such notice by calling toll free 1-800-649-3593.

If you hold your MetLife stock through a bank, broker or other holder of record, refer to the information provided by that entity for instructions on how to elect this option.

HOW CAN I GET A COPY OF METLIFE'S ANNUAL REPORT ON FORM 10-K?

TO OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, ADDRESS YOUR REQUEST TO METLIFE INVESTOR RELATIONS, METLIFE, INC., ONE MADISON AVENUE, NEW YORK, NEW YORK 10010, OR, ON THE INTERNET, ADDRESS YOUR REQUEST TO HTTP://IR.METLIFE.COM BY SELECTING "INFORMATION REQUESTS" OR CALL 1-800-649-3593. THE ANNUAL REPORT ON FORM 10-K MAY ALSO BE ACCESSED AT HTTP://IR.METLIFE.COM AND AT THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------
  INFORMATION ABOUT COMMUNICATIONS WITH THE COMPANY AND THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

HOW MAY I COMMUNICATE DIRECTLY WITH THE BOARD OF DIRECTORS?

The Board of Directors provides a process for shareholders to send communications to the Board of Directors. You may communicate with the Board of Directors individually or as a group by writing to:

                                  The Board of Directors
                                  MetLife, Inc.
                                  c/o Corporate Secretary
                                  One Madison Avenue
                                  New York, NY 10001-3690

You should identify your communication as being from a MetLife shareholder. The Corporate Secretary may require reasonable evidence that your communication or other submission is made by a MetLife shareholder before transmitting your communication to the Board of Directors.

HOW MAY I COMMUNICATE WITH THE AUDIT COMMITTEE?

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. A communication or complaint to the Audit Committee regarding accounting, internal accounting controls or auditing matters may be submitted

- by sending a written communication addressed as follows:

                                MetLife, Inc. Audit Committee
                                c/o Corporate Secretary
                                One Madison Avenue
                                New York, New York 10001-3690

- by stating the communication in a call to the MetLife Compliance and Fraud Hotline (1-800-462-6565) and identifying the communication as intended for the Audit Committee, or

- by sending the communication in an e-mail message to the Company's Special Investigation Unit at: siuline@metlife.com.

HOW MAY I COMMUNICATE DIRECTLY WITH THE NON-MANAGEMENT DIRECTORS?

You may communicate with the Non-Management Directors, as a group, by writing to:

                                MetLife, Inc. Non-Management Directors
                                c/o Corporate Secretary
                                One Madison Avenue
                                New York, NY 10010-3690

HOW DO I COMMUNICATE DIRECTLY WITH THE COMPANY?

You may communicate with the Company by writing to:

                                MetLife, Inc.
                                c/o Corporate Secretary
                                One Madison Avenue
                                New York, NY 10010-3690

--------------------------------------------------------------------------------
                     PROPOSAL ONE -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

At the 2004 Annual Meeting, five Class II Directors will be elected for a term ending at the 2007 Annual Meeting to hold office until their successors are elected and qualified.

Each Class II Nominee is currently serving as a Director of MetLife and has agreed to continue to serve if elected. The Board of Directors has no reason to believe that any Nominee would be unable to serve as a Director. However, if for any reason a Nominee should become unable to serve at or before the 2004 Annual Meeting, the Board could reduce the size of the Board or nominate someone else for election. If the Board were to nominate someone else to stand for election at the 2004 Annual Meeting, the proxies could use their discretion to vote for that other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING CLASS II NOMINEES:

CURTIS H. BARNETTE, age 69, has been Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since 2000. He is also Chairman Emeritus of Bethlehem Steel Corporation and was a Director and its Chairman and Chief Executive Officer from November 1992 through April 2000. Bethlehem Steel Corporation filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in 2001 and the proceedings were completed in 2003. He is a graduate member of the Business Council, a Trustee of Lehigh University, Chair of the Board of Governors of West Virginia University, a Director of the West Virginia University Foundation, Vice Chair of the Yale Law School Fund, a Director of the Board of the Ron Brown Award for Corporate Leadership, a Director of the Pennsylvania Parks and Forests Foundation, and Chair of the National Museum of Industrial History. Mr. Barnette received a bachelor's degree from West Virginia University and a law degree from Yale Law School. He also attended the Advanced Management Program at Harvard Business School and Manchester University where he was a Fulbright Scholar. Mr. Barnette served on the President's Trade Advisory Committee from 1989 to 2002 and is a Director of the National Center for State Courts and the Pennsylvania Society. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1994.

JOHN C. DANFORTH, age 67, has been a Partner in the law firm of Bryan Cave LLP since 1995. He served in the United States Senate from 1976 to 1995. Senator Danforth is a Director of The Dow Chemical Company and Cerner Corporation. Senator Danforth received a bachelor's degree from Princeton University, a law degree from Yale Law School and a bachelor of divinity degree from Yale Divinity School. He is ordained to the clergy of the Episcopal Church. Senator Danforth has been a Director of MetLife and a Director of Metropolitan Life Insurance Company since 2000.

BURTON A. DOLE, JR., age 66, was a Partner and Chief Executive Officer of Medsouth Therapies, LLC, a rehabilitative health care company, from 2001 to 2003; he was Chairman of the Board of Nellcor Puritan Bennett, Incorporated, a medical equipment company, from 1995 until his retirement in 1997. He was Chairman of the Board, President and Chief Executive Officer of Puritan Bennett, Incorporated from 1986 to 1995 and the President and Chief Executive Officer of Puritan Bennett, Incorporated from 1980 to 1986. Mr. Dole served as Chairman of the Board of Directors of the Kansas City Federal Reserve Bank and Federal Reserve Agent from 1992 through 1994. He served as Chairman of the Conference of Chairmen of the Federal Reserve System in 1994. Mr. Dole is a Director of Anesthesia Patient Safety Foundation. He received both a bachelor's degree in mechanical engineering and a master's degree in business administration from Stanford University. Mr. Dole has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1996.

HARRY P. KAMEN, age 70, was Chairman of the Board and Chief Executive Officer of Metropolitan Life Insurance Company from April 1993 until his retirement in July 1998 and, in addition, was its President from December 1995 to November 1997. Mr. Kamen is a Director of BDC Financial, Inc., The NASD Inc. and Granum Series Trust Fund. Mr. Kamen received a bachelor's degree from the University of Pennsylvania and a law degree from Harvard Law School and attended the Senior Executive Program at M.I.T. He is an Overseer of the School of Arts and Sciences at the University of Pennsylvania and on the Board of Advisors of the Mailman School of Public Health at Columbia University. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1992.

CHARLES M. LEIGHTON, age 68, was Chairman of the Board and Chief Executive Officer of the CML Group, Inc., a specialty retail company, from 1969 until his retirement in March 1998. Mr. Leighton is a Member of the Advisory Board of FitSense Technology Inc. and Micro Phase Coatings, Inc. and a Trustee of Lahey Clinic. Mr. Leighton received a bachelor's degree and an honorary law degree from Bowdoin College and a master's degree in business administration from Harvard Business School. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1996.

THE FOLLOWING CLASS III AND CLASS I DIRECTORS ARE CONTINUING IN OFFICE:

CLASS III DIRECTORS -- TERMS TO EXPIRE IN 2005

CHERYL W. GRISE, age 51, has served as President -- Utility Group for Northeast Utilities, a public utility holding company, since 2001 and Chief Executive Officer of its principal operating subsidiaries since September 2002, and Senior Vice President, Secretary and General Counsel of Northeast Utilities from 1998-2001. She is also a Director of Dana Corporation. She received a bachelor of arts degree from the University of North Carolina at Chapel Hill, a law degree from Western State University, and has completed the Yale Executive Management Program. Ms. Grise has been a Director of Metropolitan Life Insurance Company and the Company since February 2004.

JAMES R. HOUGHTON, age 67, has been Chairman and Chief Executive Officer of Corning Incorporated, a global technology company, since April 2002, prior to which he served as Non-Executive Chairman of the Board of Corning Incorporated from June 2000. He was Chairman of the Board Emeritus of Corning Incorporated from 1996 to June 2000. He was Chairman of the Board of Corning Incorporated from 1983 until his retirement in 1996. Mr. Houghton is a Director of Corning Incorporated and ExxonMobil Corporation. He received a bachelor's degree from Harvard College and a master's degree in business administration from Harvard Business School. Mr. Houghton has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1975.

HELENE L. KAPLAN, age 70, has been Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since 1990. She is a Director of J.P. Morgan Chase & Co., The May Department Stores Company and ExxonMobil Corporation. Mrs. Kaplan is a Member (and former Director) of the Council on Foreign Relations. She is Chair of Carnegie Corporation of New York, and is a Trustee and Vice-Chair of The American Museum of Natural History and The J. Paul Getty Trust. She is Trustee Emerita and Chair Emerita of Barnard College and Trustee Emerita of The Institute for Advanced Study. Mrs. Kaplan is a Fellow of the American Philosophical Society and a Member of the American Academy of Arts and Sciences. Mrs. Kaplan received a bachelor's degree, cum laude, from Barnard College and a law degree from New York University Law School. She is the recipient of honorary degrees from Columbia University and Mount Sinai School of Medicine. Mrs. Kaplan has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1987.

CATHERINE R. KINNEY, age 51, has been Co-Chief Operating Officer and President of the New York Stock Exchange, Inc. since January 1, 2002, and served as a Director and Executive Vice Chairman of the Board of Directors of the Exchange from January 2002 to December 2003, prior to which she served as Group Executive Vice President of the Exchange for more than five years. Ms. Kinney is a Director of The Depositary Trust & Clearing Corporation and its subsidiaries. She is a Member of the Board of Trustees of Iona College (on sabbatical leave), a Member of the Board of Regents of Georgetown University and a Member of the Board of Directors of Catholic Charities of the Archdiocese of New York. Ms. Kinney received a bachelor's degree from Iona College and attended the Advanced Management Program at Harvard Business School. She has been a Director of MetLife since December

2001 and a Director of Metropolitan Life Insurance Company since February 2002. Ms. Kinney has announced her planned resignation from the Boards of Directors of MetLife and Metropolitan Life Insurance Company, effective March 23, 2004.

SYLVIA M. MATHEWS, age 38, has served as Chief Operating Officer and Executive Director of The Bill and Melinda Gates Foundation since 2001, prior to which she served as Deputy Director of the Office of Management and Budget in Washington, D.C. from 1998. Ms. Mathews served as Deputy Chief of Staff to President Bill Clinton from 1997 to 1998, and was Chief of Staff to Treasury Secretary Robert Rubin from 1995 to 1997. She has also served as Staff Director for the National Economic Council from 1993 to 1995. Ms. Mathews was Manager of President Clinton's economic transition team from 1992 to 1993. Prior to that, she was an Associate at McKinsey and Company from 1990 to 1992. Ms. Mathews received a bachelor's degree in government, cum laude, from Harvard University in 1987 and a bachelor's degree in philosophy, politics and economics from Oxford University, where she was a Rhodes Scholar. She is a Member of the University of Washington Medicine Board, the Pacific Council on International Policy, the Aspen Strategy Group and the CFR Task Force on Transatlantic Relations for the Council on Foreign Relations. In addition, Ms. Mathews is a Visiting Committee Member of the John F. Kennedy School of Government at Harvard University and a Governing Council Member of the Miller Center of Public Affairs at the University of Virginia. Ms. Mathews has been a Director of MetLife and Metropolitan Life Insurance Company since January 2004.

STEWART G. NAGLER, age 61, has been Vice Chairman of the Board of MetLife since September 1999 and served as Chief Financial Officer of MetLife from September 1999 to December 2003. He has been Vice Chairman of the Board of Metropolitan Life Insurance Company since July 1998 and served as Chief Financial Officer of that company from April 1993 to December 2003. Mr. Nagler is also Chairman of the Board and a Director of Reinsurance Group of America, Incorporated, an affiliate of the Company. He is a Fellow of the Society of Actuaries, a Trustee of the Boys & Girls Clubs of America, and Chair of the Board of Polytechnic University of New York. He received a bachelor's degree in mathematics, summa cum laude, from Polytechnic University. Mr. Nagler has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997. Mr. Nagler has announced his planned retirement from the Boards of Directors of MetLife and Metropolitan Life Insurance Company, effective in 2004.

WILLIAM C. STEERE, JR., age 67, was Chairman of the Board and Chief Executive Officer of Pfizer Inc., a research-based global pharmaceutical company, from 1992 until his retirement in May 2001. Mr. Steere is a Director of Pfizer Inc., Dow Jones & Company, Inc. and Health Management Associates, Inc. Mr. Steere received a bachelor's degree from Stanford University. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

CLASS I DIRECTORS -- TERMS TO EXPIRE IN 2006

ROBERT H. BENMOSCHE, age 59, has been Chairman of the Board, President and Chief Executive Officer of MetLife since September 1999. He has been Chairman of the Board, President and Chief Executive Officer of Metropolitan Life Insurance Company since July 1998; he was President and Chief Operating Officer from November 1997 to June 1998, and Executive Vice President from September 1995 to October 1997. Previously, he was Executive Vice President of PaineWebber Group Incorporated, a full service securities and commodities firm, from 1989 to 1995. Mr. Benmosche is a Director of Credit Suisse Group. He is a Member of the Board of Trustees of Alfred University, The Conference Board, and the Board of Directors of the New York Philharmonic. He received a bachelor's degree in mathematics from Alfred University. Mr. Benmosche has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

JOHN M. KEANE, age 61, served in the U.S. Army for thirty years. General Keane was Vice Chief of Staff of the United States Army, where he served as Chief Operating Officer for the Army from 1999 until his retirement in October 2003. During his four years in that role, he managed operations for more than 1.5 million soldiers and civilians in over 120 countries, as well as an annual budget in excess of $100 billion. Prior to becoming Vice Chief of Staff, General Keane served as the Deputy Commander-in-Chief of the United States Atlantic Command from 1998 to 1999. He is a Director of General Dynamics Corporation. General Keane received a bachelor's degree in accounting from Fordham University and a master's degree in philosophy from Western Kentucky University. General Keane also has received honorary doctorate degrees in law and public service from Fordham University and Eastern Kentucky University, respectively. He is a military contributor and analyst with ABC News and is a Member of the United States Department of Defense Policy Board. General Keane has been a Director of MetLife and Metropolitan Life Insurance Company since October 2003.

JOHN J. PHELAN, JR., age 72, was a Senior Advisor to the Boston Consulting Group, an international management consulting company, from 1992 through 2002. Prior to that time, Mr. Phelan was Chairman and Chief Executive Officer of the New York Stock Exchange, Inc. from 1984 to 1990. Mr. Phelan is a Director of Merrill Lynch & Co. He received a bachelor's degree from Adelphi University. Mr. Phelan has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1985. Mr. Phelan will retire from the Boards of Directors of MetLife and Metropolitan Life Insurance Company effective on the date of the Company's 2004 Annual Meeting, in accordance with the Boards' retirement policy.

HUGH B. PRICE, age 62, has been a Senior Advisor to the law firm of Piper
Rudnick LLP since           September 2003, prior to which he served as
President and Chief Executive Officer of the National Urban League, Inc. from 1994 to April 2003. Mr. Price is a Director of Sears, Roebuck and Co. and Verizon Communications, Inc. He received a bachelor's degree from Amherst College and received a law degree from Yale Law School. Mr. Price has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1994.

KENTON J. SICCHITANO, age 59, was a Global Managing Partner of PricewaterhouseCoopers LLP, an assurance, tax and advisory services company, until his retirement in 2001. Mr. Sicchitano joined Price Waterhouse LLP, a predecessor firm of PricewaterhouseCoopers LLP, in 1970, and after becoming a partner in 1979, held various leadership positions within the firm until he retired in June 2001. He is a Director of PerkinElmer, Inc. and Analog Devices, Inc. Mr. Sicchitano holds a bachelor's degree from Harvard College and a master's degree in business administration from Harvard Business School. At various times from 1986 to 1995 he served as a Director and/or officer of a number of not-for-profit organizations, including President of the Harvard Business School Association of Boston, Director of the Harvard Alumni Association and the Harvard Business School Alumni Association, Director and Chair of the Finance Committee of New England Deaconess Hospital and a Trustee of the New England Aquarium. Mr. Sicchitano has been a Director of MetLife and Metropolitan Life Insurance Company since July 2003.

--------------------------------------------------------------------------------
     PROPOSAL TWO -- APPROVAL OF THE METLIFE, INC. 2005 STOCK AND INCENTIVE
                               COMPENSATION PLAN
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE STOCK AND INCENTIVE PLAN.

Under the Metropolitan Life Insurance Company demutualization (the "demutualization"), the Company is limited in the number of shares underlying options and payable in other forms of associate and Director compensation to approximately 5% of the number of shares of MetLife common stock outstanding immediately after the effective date of the demutualization. The Company is also limited by the demutualization in the kind of stock-based awards it may grant to associates and Directors. These restrictions and limitations expire on April 7, 2005, the fifth anniversary of the effective date of the demutualization. Accordingly, the Board of Directors of the Company has approved a revised executive and Director compensation program, as described in Proposals Two, Three, and Four, subject to shareholder approval.

On February 17, 2004 the Board of Directors of the Company adopted the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "Stock and Incentive Plan"), effective April 15, 2005 (the "Effective Date"), subject to shareholder approval. Although this plan is not effective until 2005, it is being presented at the 2004 Annual Meeting to shareholders for consideration together with the MetLife Annual Variable Incentive Plan (discussed in Proposal Three) and the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan (discussed in Proposal Four), which like this plan would be effective in 2005, to present a comprehensive description of these executive and Director compensation programs. The MetLife Annual Variable Incentive Plan is required to be presented for shareholder approval at the 2004 Annual Meeting so that awards earned in 2004 under that plan may comply with the deductibility requirements of U.S. Internal Revenue Code Section 162(m).

The following is a summary of provisions of the Stock and Incentive Plan and is qualified in its entirety by reference to the complete text of the Stock and Incentive Plan attached to this Proxy Statement as Appendix A.

The purpose of the Stock and Incentive Plan is to promote the success and enhance the value of the Company and its Affiliates (as defined in the Stock and Incentive Plan) by linking the personal interests of those eligible individuals granted Awards (as defined below) under the Stock and Incentive Plan (the "Participants") to the interests of the Company's shareholders and to provide Participants with an incentive for outstanding performance. The Stock and Incentive Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the Effective Date, or the distribution of all of the shares subject to the Stock and Incentive Plan.

The Compensation Committee of the Board of Directors (or another Committee designated by the Board) may make awards of nonqualified stock options, Incentive Stock Options (as defined below), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and stock-based awards (collectively, "Awards"), and determines all of the terms of Awards. Each Award will be evidenced by a written agreement with or written statement issued to a Participant (an "Award Agreement").

SUCCESSOR TO 2000 PLAN

The Stock and Incentive Plan will serve as the successor to the MetLife, Inc. 2000 Stock Incentive Plan (the "Predecessor Plan"). If the Stock and Incentive Plan is approved, no grants will be made after the Effective Date under the Predecessor Plan, but each award under the Predecessor Plan will continue to be governed by the instrument evidencing such award, except as expressly provided by the Stock and Incentive Plan or by the Compensation Committee. Shares of Company common stock ("Shares") reserved for issuance under the Predecessor Plan in excess of the number of Shares as to which awards under the Predecessor Plan have been awarded, and Shares related to awards under the Predecessor Plan that have lapsed, expired, terminated, been cancelled, settled in cash, or tendered to pay an exercise price, or used to satisfy tax withholding, will be available for issuance under the Stock and Incentive Plan.

SHARE AUTHORIZATION AND LIMITS

The number of Shares reserved for issuance under the Stock and Incentive Plan will be 68 million Shares, plus any remaining Shares available for grant under the Predecessor Plan (the "Total Authorization"), subject to adjustment as provided in the Stock and Incentive Plan. Shares issued in connection with an Option or Stock Appreciation Right (as defined below) will be counted as one Share against the Total Authorization. For all other Awards, any Shares issued will be counted as 1.179 Shares against the Total Authorization.

Awards intended to be Performance-Based Compensation to Insiders (as each such term is defined below) will be subject to the following limits in any one calendar year to any one Participant ("Award Limits"): two million Shares subject to Options or Stock Appreciation Rights; one million Shares of Restricted Stock or Restricted Stock Units; one million Shares awarded as Performance Shares or for Performance Units, or a value equal to that number of Shares determined as of the date of vesting or payout, as applicable; $10 million in Cash-Based Awards; and one million Shares in Stock-Based Awards. The Company does not currently anticipate that any Participant will be granted Awards in the amount of any of the Award Limits.

Upon the occurrence of certain corporate events, such as a change in capitalization of the Company, merger, or stock split, the Compensation Committee may, in its discretion to prevent dilution or enlargement of Participants' rights, substitute or adjust Share limits and terms of Awards under the Stock and Incentive Plan.

ELIGIBILITY

All employees of the Company and its Affiliates ("Employees"), and all natural persons licensed or otherwise authorized under applicable law to represent the Company or any Affiliate in the sale of insurance or financial products or services ("Agents"), are eligible for Awards under the Stock and Incentive Plan. Directors who are not otherwise employed by the Company or any Affiliate are not eligible to receive Awards under the Stock and Incentive Plan. As of December 31, 2003, there were approximately 47,075 Employees and approximately 148,408 non-Employee Agents.

ADMINISTRATION

The Compensation Committee administers the Stock and Incentive Plan Actions taken by the Compensation Committee are final, conclusive, and binding. The Compensation Committee has discretion to interpret the Stock and Incentive Plan, determine eligibility for Awards, establish the terms of Awards and adopt rules and regulations for administering the Stock and Incentive Plan. Subject to applicable restrictions in the Compensation Committee Charter, the Compensation Committee may delegate any of its administrative duties to any other person or persons. The Compensation Committee may also delegate any of its duties, except with respect to Awards intended to be Performance-Based Compensation (as defined below under the caption "Performance-Based Compensation"), to one or more of its members or to one or more officers of the Company or its Affiliates, subject to periodic reports to the Compensation Committee regarding the nature and scope of the Awards granted under such delegation, and subject to applicable restrictions in the Committee's Charter.

FAIR MARKET VALUE

For purposes of the Stock and Incentive Plan, the Compensation Committee has the authority to determine "Fair Market Value" with respect to our stock using any of several alternative methods commonly used in compensation practices, including the average trading values of the stock over a period of days. The Compensation Committee may elect to use different methods of establishing Fair Market Value at different times, or for different purposes, under the Stock and Incentive Plan (such as using the average of a single day's high and low trading prices for establishing the exercise price of an option, but a multi-day average for valuing stock delivered in lieu of a cash payment).

STOCK OPTIONS

Under the Stock and Incentive Plan, the Compensation Committee may grant options to purchase Shares ("Options") that are intended to meet the requirements of
Section 422 of the U.S. Internal Revenue Code (the "Code," and such options, "Incentive Stock Options") and other Options ("Nonqualified Stock Options"). No Award of Incentive Stock Options may be made more than ten years after the earlier of the adoption of the Stock and Incentive Plan by the Board or the Effective Date. No Option may be exercised later than the tenth anniversary date of its grant, except that the Compensation Committee may grant Options of longer duration to Participants outside the U.S. The Compensation Committee will determine, in each Award Agreement, the extent to which a Participant has the right to exercise each Option following termination of employment or active relationship as

Agent ("Agency") with the Company or Affiliates. The Compensation Committee may substitute Stock Appreciation Rights (as defined below) for any outstanding Options, on terms and economic benefit equivalent to such Options.

The exercise price of each Option (the "Option Price") must be based on 100% of the Fair Market Value of the Shares on the date of grant, set at a premium to the Fair Market Value of the Shares on the date of grant, or indexed (as determined by the Compensation Committee) to the Fair Market Value of Shares on the date of grant. The Compensation Committee may impose such restrictions on Shares acquired pursuant to exercise of an Option as it determines advisable.

FEDERAL TAX CONSEQUENCES OF OPTIONS

The following is a brief summary of the federal income tax aspects of the issuance and exercise of Options under the Stock and Incentive Plan, based upon the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to any Participant will depend upon his or her particular circumstances and other factors.

Generally, on the grant of an Incentive Stock Option, the Participant will not recognize income nor will the Company or its subsidiaries be entitled to take a deduction. A Participant will not have taxable income on the exercise of an Incentive Stock Option (except that the alternative minimum tax may apply).

Generally, if a Participant sells Shares upon exercise of an Incentive Stock Option before the end of the applicable Incentive Stock Option holding period, the Participant must recognize ordinary income equal to the difference between:

     (a) the fair market value (as defined in the Code) of the Shares at the date of exercise of the Incentive Stock Option (or, if less, the amount realized upon disposition of the Shares), and

     (b) the Option Price.

Otherwise, a Participant's disposition of Shares acquired upon the exercise of an Incentive Stock Option after the Incentive Stock Option holding period is met generally will result in short term or long term capital gain or loss measured by the difference between the sale price and the Participant's tax basis in the Shares. A Participant's tax basis generally is equal to the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the Incentive Stock Option.

Generally, with respect to Nonqualified Stock Options, a Participant will not recognize income at the time the Option is granted. On exercise of the Option, the Participant recognizes ordinary income in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the Option Price. At disposition, any appreciation (or depreciation) after date of exercise is treated as either short term or long term capital gain or loss, depending upon the length of time that the Participant has held the shares.

The Company's subsidiaries that are employers of a Participant generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the Participant in connection with (1) a disqualifying disposition of Shares received from the exercise of an Incentive Stock Option, or (2) the exercise of a Nonqualified Stock Option. Such subsidiaries generally will not be entitled to a tax deduction relating to amounts that represent a capital gain to a Participant. Additionally, such subsidiaries will not be entitled to a tax deduction in respect to compensation amounts that are determined to be "unreasonable" under the tax law. The subsidiaries will also not be entitled to any tax deduction with respect to an Incentive Stock Option if the participant disposes of the Shares after holding the Shares for the Incentive Stock Option holding periods.

STOCK APPRECIATION RIGHTS

Under the Stock and Incentive Plan, the Compensation Committee may grant Awards in the form of the right to receive the difference in Fair Market Value of a Share on the date of exercise over the Share price at which such right is granted (such price, the "Grant Price," and such right, a "Stock

Appreciation Right"). The Compensation Committee may require that the exercise of a Stock Appreciation Right include the forfeiture of the right to purchase a Share under a related Option, and is itself cancelled or exercised upon the exercise of the related Option (such Stock Appreciation Right, a "Tandem Stock Appreciation Right.")

Each Stock Appreciation Right will be evidenced by an Award Agreement that specifies the Grant Price, the number of Shares on which the Stock Appreciation Right is based, and other conditions and provisions determined by the Compensation Committee. No Stock Appreciation Right may be exercised later than the tenth anniversary date of its grant, except that the Compensation Committee may grant Stock Appreciation Rights of longer duration to Participants outside the U.S. The Compensation Committee will determine, in each Award Agreement, the extent to which a Participant has the right to exercise each Stock Appreciation Right following termination of employment or Agency with the Company or Affiliates.

The Grant Price of each Stock Appreciation Right must be based on 100% of the Fair Market Value of the Shares on the date of grant, set at a premium to the Fair Market Value of the Shares on the date of grant, or indexed (as determined by the Compensation Committee) to the Fair Market Value of Shares on the date of grant. Stock Appreciation Rights (subject to certain limitation applicable to Tandem Stock Appreciation Rights) may be exercised on terms determined by the Compensation Committee. The Compensation Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Appreciation Right as it determines advisable.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Under the Stock and Incentive Plan, the Compensation Committee may grant Awards of Shares subject to a period in which such Shares are subject to forfeiture based on discontinued service, the failure to achieve performance criteria, and/or the occurrence of other events as determined by the Compensation Committee (such period, a "Period of Restriction," and such Award, "Restricted Stock"), and may grant Awards denominated in units subject to a Period of Restriction ("Restricted Stock Unit"). Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Compensation Committee.

The Compensation Committee may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable. The Compensation Committee may grant Participants holding Restricted Stock the right to receive dividends and Participants holding Restricted Stock Units the right to receive the economic equivalent of dividends (in such form and subject to such restrictions as the Compensation Committee may impose) with regard to such Shares during the Period of Restriction. No Restricted Stock Unit will confer any voting rights. The Compensation Committee will determine, in each Award Agreement, the extent to which a Participant has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of employment or Agency with the Company or Affiliates.

PERFORMANCE SHARES AND PERFORMANCE UNITS

Under the Stock and Incentive Plan, the Compensation Committee may grant Awards denominated in Shares ("Performance Shares") or units ("Performance Units"), in each case the value of which is determined as a function of the extent to which specified performance criteria have been achieved. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. The Compensation Committee may determine that a Performance Share or Performance Unit is payable in the form of cash, Shares, or a combination thereof, and may require the Participant to retain Shares paid on account of either such Award for a specified period of time. The Compensation Committee will determine, in each Award Agreement, the extent to which a Participant has the right to retain each Performance Share or Performance Unit following termination of employment or Agency with the Company or Affiliates.

CASH-BASED AWARDS AND STOCK-BASED AWARDS

Under the Stock and Incentive Plan, the Compensation Committee may grant Awards denominated in Cash ("Cash-Based Awards") and equity-based or equity-related Awards not otherwise described by the terms of the Stock and Incentive Plan ("Stock-Based Awards"). The Compensation Committee will determine the value, and any predicate performance criteria, of each Cash-Based Award, and will determine whether the Cash-Based Award will be payable in cash, Shares (subject to such restrictions as are determined by the Compensation Committee), or a combination thereof having a Fair Market Value equal to value of the Cash-Based Award. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Compensation Committee will determine. The Compensation Committee will determine, in each Award Agreement, the extent to which a Participant has the right to receive each Cash-Based Award or Stock-Based Award following termination of employment or Agency with the Company or Affiliates.

PERFORMANCE-BASED COMPENSATION

The vesting, payability, or value of each Award other than an Option or Stock Appreciation Right to an executive of the Company subject to the reporting requirements of Section 16 of the Exchange Act (an "Insider") that is intended to provide remuneration solely on account of the attainment of one or more pre-established, objective performance criteria under circumstances that satisfy the requirements of Section 162(m) of the Code (such Section, "Section 162(m)," and such Award, "Performance-Based Compensation") will be determined by the attainment of one or more performance goals ("Performance Goals") based on one or more of the Performance Measures (as defined below) as determined by the Compensation Committee in conformity with Section 162(m).

No such Award will be payable unless the Compensation Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. The Compensation Committee may not increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Compensation Committee may retain the discretion to reduce the value below such maximum.

Performance Measures include: net earnings or net income (before or after taxes); earnings per share; net sales growth; net operating profit; operating earnings; operating earnings per share; return measures (including, but not limited to, return on assets, capital, equity, or sales); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; customer satisfaction; employee and/or Agent satisfaction; working capital targets; Economic Value Added (a measure of net operating profit less the opportunity cost of capital); revenue growth; assets under management growth; and rating agencies' ratings.

The Compensation Committee will have the discretion to alter the Performance Measures without obtaining shareholder approval of such changes to the extent that applicable tax or securities laws change to permit such alterations. The Stock and Incentive Plan does not require that Awards satisfy the requirements of Section 162(m).

CHANGE OF CONTROL

The following paragraphs describe how Awards would be affected in the event of a Change of Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between the Participant and the Company.

"Change of Control," as defined in the Stock and Incentive Plan, occurs if:

     - a person other than MetLife, its subsidiaries, or its employee benefit plans acquires securities representing 25% or more of the combined voting power of MetLife's outstanding securities;

     - within any 24-month period the persons who were serving as members of MetLife's Board (the "Incumbent Directors") cease to constitute a majority of the members of MetLife's Board (provided that any Directors elected to the Board by a majority of the Incumbent Directors then still in office will be treated as Incumbent Directors for this purpose);

     - a merger, reorganization, or similar transaction (including a sale of substantially all assets) occurs, where MetLife's shareholders immediately prior to such transaction do not control more than a majority of the voting power in the surviving, resulting, or acquiring entity immediately after the transaction; or

     - any other event occurs which the Board declares to be a Change of Control.

All outstanding Options and Stock Appreciation Rights will become immediately exercisable and, if a Participant's employment or Agency is involuntarily terminated for any reason other than Cause (as defined in the Stock and Incentive Compensation Plan) within 12 months of the Change of Control the Participant will have until the earlier of the term of the Option or Stock Appreciation Right or 12 months following such termination date to exercise the Options or Stock Appreciation Rights. Any Period of Restriction or other restrictions on Restricted Stock or Restricted Stock Units will lapse and the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including Awards intended to be Performance-Based Compensation) are deemed fully earned based on attainment of target performance as of the effective date of the Change of Control.

The vesting of all Awards denominated in Shares or cash will be accelerated and be paid to Participants in the specified form within 30 days following the effective date of the Change of Control. All Cash-Based Awards and Stock-Based Awards will vest immediately and be paid as determined by the Compensation Committee.

Alternatively to all of the above, the Compensation Committee may unilaterally determine that all outstanding Awards are cancelled and the value of each Award, as determined by the Compensation Committee in accordance with the Stock and Incentive Plan and Award Agreement, will be paid out in cash in an amount based on the Change of Control Price (no payment, however, will be made on account of an Incentive Stock Option using a value higher than the Fair Market Value on the date of the settlement). "Change of Control Price" means the highest price per share of Shares offered in conjunction with the Change of Control (determined by the Compensation Committee in good faith if any part of the price is payable other than in cash) or, if the Change of Control occurs solely due to a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the 30 trading days prior to the Change of Control.

No cancellation, acceleration of vesting, lapsing of restrictions, payment of Award or cash settlement will occur with respect to any Award if the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award will be honored or assumed or new rights substituted therefor in an Alternative Award (as defined in the Stock and Incentive Plan) by a successor to the Company.

AMENDMENT AND TERMINATION; MISCELLANEOUS TERMS

The Compensation Committee or Board may, at any time, amend, suspend, or terminate the Stock and Incentive Plan in whole or in part, provided that Options and Stock Appreciation Rights will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option without shareholder approval. To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the shareholders of the Company. No termination, amendment, or suspension of the Stock and Incentive

Plan will adversely affect in any material way any Award previously granted under the Stock and Incentive Plan without the written consent of the Participant.

The Stock and Incentive Plan will not limit the right of the Company or any Affiliate to establish any other compensation or benefit plans or programs. Except as otherwise stated in any other benefit plan or program, no Award will be treated as compensation for purposes of calculating a Participant's rights under any such other plan or program.

Except as otherwise provided by the Compensation Committee, no Award made under the Stock and Incentive Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution.

The March 1, 2004 closing price of Shares on the New York Stock Exchange was $35.27.

NEW PLAN BENEFITS

No Awards will be made under the Stock and Incentive Plan until the Effective Date. At that time, the Compensation Committee will determine the types and amounts of Awards, and the terms and conditions of Awards, to be granted to Participants. The types of Awards available under the Stock and Incentive Plan are significantly different from the grants available under the Predecessor Plan, which provides only for stock options, and the Long Term Performance Compensation Plan, which provides for payments after three-year Performance periods. Thus, the benefits or amounts that will be received or allocated under the Stock and Incentive Plan, including those in the form of Options, are not determinable at this time, and it is not possible to state the benefits or amounts which would have been received or allocated in the last completed fiscal year if the Stock and Incentive Plan had been in effect.

--------------------------------------------------------------------------------
    PROPOSAL THREE -- APPROVAL OF THE METLIFE ANNUAL VARIABLE INCENTIVE PLAN
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ANNUAL PLAN.

On February 17, 2004 the Board adopted the MetLife Annual Variable Incentive Plan, as amended and restated (the "Annual Plan"), effective January 1, 2004, subject to shareholder approval. The following is a summary of provisions of the Annual Plan and is qualified in its entirety by reference to the complete text of the Annual Plan attached to this Proxy Statement as Appendix B. Capitalized terms used in this discussion and not defined in the discussion, have the same definitions as set forth in "Proposal Two -- Approval of the MetLife, Inc. 2005 Stock and Incentive Compensation Plan."

The purpose of the Annual Plan is to align total annual pay with the Company's annual financial business results, provide competitive levels of pay for competitive levels of Company performance, and make a competitive portion of total compensation variable based on Company, business unit, and individual performance. The Annual Plan amends and restates the prior Annual Variable Incentive Plan and remains in effect indefinitely, subject to amendment or termination by the Compensation Committee or the Board.

ELIGIBILITY AND AWARDS

The Compensation Committee selects those Employees, each of whom is eligible under the Annual Plan, to whom Awards under the Annual ("Annual Awards") will be made on or after the Effective Date. The maximum aggregate amount of any Annual Award to any Employee in any one-year period may not exceed $10 million. All Annual Awards will be paid in cash unless otherwise determined by the Compensation Committee. The Compensation Committee may permit or require an Employee to defer receipt of an Annual Award under such rules as are determined by the Compensation Committee. No Employee will have any right to an Annual Award, and the Compensation Committee is not obligated to set terms of Annual Awards that are uniform among Employees.

ADMINISTRATION

The Compensation Committee administers the Annual Plan. Actions taken by the Compensation Committee are final, conclusive, and binding. The Compensation Committee has discretion to interpret the Annual Plan, determine eligibility for Annual Awards, establish the terms of Annual Awards, adopt rules and regulations for administering the Annual Plan, and amend the Annual Plan. Under the Annual Plan, the Compensation Committee may delegate any of its administrative duties to any other person. The Compensation Committee may delegate any of its duties, except with respect to Awards intended to be Performance-Based Compensation, to one or more of its members or to one or more officers of the Company or its Affiliates, subject to periodic reports to the Compensation Committee regarding the nature and scope of the Awards granted under such delegation.

PERFORMANCE-BASED COMPENSATION

Under the Annual Plan, the vesting, payability, or value of each Annual Award to an Insider intended to provide remuneration solely on account of the attainment of one or more pre-established, objective performance criteria under circumstances that satisfy the requirements of Section 162(m) (such Award, "Annual Performance-Based Compensation") will be determined by the attainment of one or more Performance Goals based on the Performance Measures, as determined by the Compensation Committee in conformity with Section 162(m). No such Annual Award will be payable unless the Compensation Committee certifies in writing that the Performance Goal(s) applicable to the Annual Award were satisfied. The Compensation Committee may not increase the value of an Annual Award of Annual Performance-Based Compensation above the maximum value determined by the attainment of the applicable Performance Goal(s), but the Compensation Committee may retain the discretion to reduce the value below such maximum.

The Compensation Committee will have the discretion to alter the Performance Measures without obtaining shareholder approval of such changes to the extent that applicable tax or securities laws change to permit such alterations. The Annual Plan does not require that Annual Awards satisfy the requirements of
Section 162(m).

AMENDMENT AND TERMINATION; MISCELLANEOUS TERMS

The Compensation Committee or Board may amend, suspend, or terminate the Annual Plan in whole or in part. No amendment will be affective without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. No termination, amendment, or suspension of the Annual Plan will adversely affect in any material way any Annual Award previously granted.

Under the Annual Plan, the Compensation Committee will determine the extent to which an Employee has the right to receive an Annual Award following the termination of employment with the Company or an Affiliate.

The Annual Plan will not limit the right of the Company or any Affiliate to establish any other compensation or benefit plans or programs.

NEW PLAN BENEFITS

                     METLIFE ANNUAL VARIABLE INCENTIVE PLAN

NAME AND POSITION(1)                                                DOLLAR VALUE
--------------------                                           ----------------------
Robert H. Benmosche,
  Chairman of the Board, President, and Chief Executive
  Officer...................................................   Not determinable(2)
C. Robert Henrikson,
  President, U.S. Insurance and Financial Services..........   Not determinable(3)
Stewart G. Nagler,
  Vice Chairman of the Board................................   Not determinable(3)
Lisa M. Weber,
  Senior Executive Vice President and Chief Administrative
  Officer...................................................   Not determinable(3)
William J. Toppeta,
  President, International..................................   Not determinable(3)
Executive Group.............................................   Not determinable(2)(3)
Non-Employee Director Group.................................   N/A
Non-Executive Officer Employee Group........................   $213,000,000(4)

---------------

(1) The above table does not include Mr. Clark or Mr. Beller. Each ended his employment effective December 30, 2003, and, as a result, neither is eligible to receive an Annual Award for 2004.

(2) The Compensation Committee has determined that Mr. Benmosche is eligible for an Annual Award for 2004, intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code, in an amount up to 1% of net operating earnings or ten million dollars, whichever is less. The Compensation Committee has discretion to reduce the amount of the actual Annual Award payable. Because the Company does not currently anticipate that Mr. Benmosche will be granted an Annual Award in the amount of this limit, but rather that the Compensation Committee will exercise its discretion to reduce the Annual Award payable in light of factors it determines are relevant, the dollar value of the Annual Award is not determinable at this time.

(3) The Compensation Committee has determined that each officer of the Company subject to the reporting requirements of Section 16 of the Exchange Act is eligible for an Annual Award for 2004, intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code, in an amount up to 0.5% of net operating earnings or ten million dollars, whichever is less. The Compensation Committee has discretion to reduce the amount of each actual Annual Award payable. Because the Company does not currently anticipate that any executive officer will be granted an Annual Award in the amount of this limit, but rather that the Compensation Committee will exercise its discretion to reduce the Annual Awards payable in light of factors it determines are relevant, the dollar value of the Annual Awards is not determinable at this time.

(4) The Compensation Committee has determined that, except for Annual Awards to executive officers, as described in footnotes (2) and (3) above, the maximum value of all Annual Awards will be based on a percentage of operating earnings determined with reference to the Company's return on equity. The number indicated reflects the application of the Compensation Committee's intended approach for 2004 to the Company's operating earnings and return on equity for 2003. Individual Annual Awards will be determined by the Compensation Committee or, pursuant to delegation by the Compensation Committee, by management of the Company, in each case according to individual and business performance and other factors the Compensation Committee or management, respectively, determines are relevant.

--------------------------------------------------------------------------------
              PROPOSAL FOUR -- APPROVAL OF THE METLIFE, INC. 2005
                NON-MANAGEMENT DIRECTOR STOCK COMPENSATION PLAN
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NON-MANAGEMENT DIRECTOR STOCK COMPENSATION PLAN.

On February 17, 2004, the Board adopted the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan (the "2005 Director Stock Plan"), effective on the Effective Date, subject to shareholder approval. The following is a summary of provisions of the 2005 Director Stock Plan and is qualified in its entirety by reference to the complete text of the 2005 Director Stock Plan attached to this Proxy Statement as Appendix C. Capitalized terms used in this discussion and not defined in the discussion, have the same definitions as set forth in "Proposal Two -- Approval of the MetLife, Inc. 2005 Stock and Incentive Compensation Plan."

The purpose of the 2005 Director Stock Plan is to promote the long term interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate, and retain well qualified individuals as Eligible Directors (as hereinafter defined) upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders. The 2005 Director Stock Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the Effective Date, or the distribution of all of the shares subject to the 2005 Director Stock Plan.

The Governance Committee of the Board of Directors (or another Committee designated by the Board) may make Director Awards of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and stock-based Director Awards (collectively, "Director Awards"), and determines all of the terms of Director Awards. Each Director Award will be evidenced by a written agreement with or written statement issued to the Director who received the Award (such Director, a "Director Participant," and such document, an "Director Award Agreement").

SHARE AUTHORIZATION AND LIMITS

The number of Shares reserved for issuance under the 2005 Director Stock Plan will be two million Shares (the "Total Director Share Authorization"), subject to adjustment as provided in the 2005 Director Stock Plan. No more than 25,000 Shares will be granted in any form of Director Awards to any individual Director Participant in any calendar year.

Upon the occurrence of certain corporate events, such as a change in capitalization of the Company, merger, or stock split, the Governance Committee in its discretion may, to prevent dilution or enlargement of Director Participants' rights, substitute or adjust Share limits and terms of Awards under the 2005 Director Stock Plan.

ELIGIBILITY

Under the 2005 Director Stock Plan, all members of the Board of Directors who are not Employees ("Eligible Directors") are eligible for Director Awards. As of March 1, 2004, there were 15 Eligible Directors.

ADMINISTRATION

The Governance Committee administers the 2005 Director Stock Plan. Actions taken by the Governance Committee are final, conclusive, and binding. The Governance Committee has discretion to interpret the 2005 Director Stock Plan, establish the terms of Director Awards, adopt rules and regulations for administering the 2005 Director Stock Plan. The Governance Committee may delegate any of its administrative duties to others.

FAIR MARKET VALUE

For purposes of the 2005 Director Stock Plan, the Governance Committee has the authority to determine "Fair Market Value" with respect to MetLife's common stock using any of several alternative methods commonly used in compensation practices, including the average trading values of the stock over a period of days. The Governance Committee may elect to use different methods of establishing Fair Market Value at different times, or for different purposes, under the 2005 Director Stock Plan (such as using the average of a single day's high and low trading prices for establishing the exercise price of an option, but a multi-day average for valuing stock delivered in lieu of a cash payment).

STOCK OPTIONS

Under the 2005 Director Stock Plan, the Governance Committee may grant Nonqualified Stock Options. Each Option Director Award Agreement will specify the Option Price, the number of Shares subject to the Nonqualified Stock Option, and other conditions and provisions determined by the Governance Committee. No Option may be exercised later than the tenth anniversary date of its grant. The Governance Committee will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to exercise each Option following termination of directorship with the Company. The Governance Committee may substitute Stock Appreciation Rights for any outstanding Nonqualified Stock Option, on terms and economic benefit equivalent to such Nonqualified Stock Options.

The Option Price of each Nonqualified Stock Option must be based on 100% of the Fair Market Value of the Shares on the date of grant, set at a premium to the Fair Market Value of the Shares on the date of grant, or indexed (as determined by the Governance Committee) to the Fair Market Value of Shares on the date of grant. The Governance Committee may impose such restrictions on Shares acquired pursuant to exercise of a Nonqualified Stock Option as it determines advisable.

FEDERAL TAX CONSEQUENCES OF OPTIONS

The following is a brief summary of the Federal income tax aspects of the issuance and exercise of Options under the 2005 Director Stock Plan, based upon the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to any Director Participant will depend upon his or her particular circumstances and other factors.

Generally, a Director Participant will not recognize income at the time the Nonqualified Stock Option is granted. On exercise of the Nonqualified Stock Option, the Director Participant recognizes ordinary income in an amount equal to the difference between the fair market value (as defined by the Code) of the Shares on the date of exercise and the Option Price. At disposition, any appreciation (or depreciation) after date of exercise is treated either as short term or long term capital gain or loss, depending upon the length of time that the Director Participant has held the shares. The Company will generally be entitled to a federal income tax deduction equal to the ordinary income recognized by the Director Participant on exercise of the Nonqualified Stock Option.

STOCK APPRECIATION RIGHTS

Under the 2005 Director Stock Plan, the Governance Committee may grant Director Awards in the form of Stock Appreciation Rights. Stock Appreciation Rights may be Tandem Stock Appreciation Rights.

Each Stock Appreciation Right will be evidenced by an Director Award Agreement that specifies the Grant Price, the number of Shares on which the Stock Appreciation Right is based, and other conditions and provisions determined by the Governance Committee. No Stock Appreciation Right may be exercised later than the tenth anniversary date of its grant. The Governance Committee will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to exercise each Stock Appreciation Right following termination of directorship with the Company.

The Grant Price of each Stock Appreciation Right must be based on 100% of the Fair Market Value of the Shares on the date of grant, set at a premium to the Fair Market Value of the Shares on the date of grant, or indexed (as determined by the Governance Committee) to the Fair Market Value of Shares on the date of grant. Stock Appreciation Rights (subject to certain limitations applicable to Tandem Stock Appreciation Rights) may be exercised on terms determined by the Governance Committee. The Governance Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Appreciation Right as it determines advisable.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Under the 2005 Director Stock Plan, the Governance Committee may grant Director Awards of Restricted Stock and Restricted Stock Units. Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Governance Committee. The Governance Committee may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable.

The Governance Committee may grant Director Participants holding Restricted Stock the right to receive dividends (in such form and subject to such restrictions as the Governance Committee may impose) with regard to such Shares during the Period of Restriction. No Restricted Stock Unit will confer any voting rights. The Governance Committee will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of directorship with the Company.

STOCK-BASED DIRECTOR AWARDS

Under the 2005 Director Stock Plan, the Governance Committee may grant Director Awards in the form of Stock-Based Awards. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions or in satisfaction of any obligation of the Company or an Affiliate to an Eligible Director, as the Governance Committee determines. The Governance Committee will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to receive each Stock-Based Director Award following termination of directorship with the Company.

AMENDMENT AND TERMINATION; NO REPRICING WITHOUT SHAREHOLDER APPROVAL

The Governance Committee or Board may, at any time, amend, suspend, or terminate the 2005 Director Stock Plan in whole or in part, provided that Options will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option without shareholder approval. To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the shareholders of the Company. No termination, amendment, or suspension of the 2005 Director Stock Plan will adversely affect in any material way any Director Award previously granted under the 2005 Director Stock Plan without the written consent of the Director Participant.

Except as otherwise provided by the Governance Committee, no award made under the 2005 Director Stock Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution.

The March 1, 2004 closing price of Shares on the New York Stock Exchange was $35.27.

NEW PLAN BENEFITS

No Director Awards will be made under the 2005 Director Stock Plan until the Effective Date. At that time, the Governance Committee will determine the types and amounts of Director Awards, and the terms and conditions of Director Awards, to be granted to Director Participants. The types of Director Awards available under the 2005 Director Stock Plan are significantly different from the grants available under the 2000 Directors Stock Plan (as hereafter defined), which provides only for stock options and Share awards. Thus, the benefits or amounts that will be received or allocated under the 2005 Director Stock Plan, including those in the form of Nonqualified Options, are not determinable at this time, and it is not possible to state the benefits or amounts which would have been received or allocated in the last completed fiscal year if the 2005 Director Stock Plan had been in effect.

--------------------------------------------------------------------------------
    PROPOSAL FIVE -- RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS METLIFE'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2004.

Deloitte & Touche LLP ("Deloitte") has served as independent auditor of MetLife and Metropolitan Life Insurance Company and most of its subsidiaries for many years. Its long term knowledge of the MetLife group of companies has enabled it to carry out its audits of MetLife's financial statements with effectiveness and efficiency. The Audit Committee assures the regular rotation of the audit engagement team partners to the extent that such rotation is required by law. Deloitte is a registered company with the Public Company Accounting Oversight Board ("PCAOB") as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.

INDEPENDENT AUDITOR'S FEES FOR 2003 AND 2002

                                                                  2003            2002
                                                              -------------   -------------
Audit Fees(1)...............................................  $26.8 million   $17.8 million
Audit Related Fees(2).......................................  $ 7.4 million   $ 7.7 million
Tax Fees(3).................................................  $ 1.3 million   $ 1.6 million
All Other Fees(4)...........................................  $ 0.8 million   $ 2.4 million

---------------
     (1) Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only the Company's independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Includes fees billed to Reinsurance Group of America, Incorporated, a majority-owned public company subsidiary of MetLife, Inc. Such fees in fiscal years 2002 and 2003 were approved by the Audit Committee of MetLife, Inc.

     (2) Fees for assurance and related services that are traditionally performed by the Company's independent auditor, such as, audit and related services for employee benefit plan audits, due diligence related to mergers and acquisitions, accounting assistance and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

     (3) Fees for tax compliance, consultation and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of services, including assistance in connection with tax audits and filing appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.

     (4) Fees for other types of permitted services not covered by the first three categories, such as, assistance with the Closed Block Actuarial Model, business project management support and training.

All of the fees for 2003 set out on the foregoing table have been pre-approved by the Audit Committee in accordance with the Audit Committee's pre-approval procedures.

The Audit Committee has adopted pre-approval procedures as required under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission. Pursuant to these procedures, at the final scheduled meeting of the Audit Committee in each fiscal year, the Company's General Auditor provides to the Audit Committee a schedule setting forth the particular audit services that the General Auditor expects to be performed by the Company's independent auditor in connection with the audit of the Company's financial statements for the next fiscal year, together with a proposed maximum amount of fees for each particular audit service, and a schedule setting forth the permitted audit-related, tax and other permitted non-audit services that management desires or may desire to engage the auditor to perform during the next fiscal year, together with a proposed maximum amount of fees for each such particular service. These schedules are accompanied by a supporting schedule which gives the same information with respect to the then-current fiscal year. At the final scheduled meeting for the fiscal year, the Audit Committee pre-approves the specific audit services, maximum amounts of fees that may be paid in connection with such services, and the terms of an engagement letter to be entered into by the Company with the independent auditor, and approves audit-related, tax and other permitted non-audit services that management may desire to engage the independent auditor to perform during the next fiscal year and the maximum amount of fees for each such service, in each case as the Audit Committee, in its sole judgment, believes does not impair the independence of the independent auditor.

The engagement of the auditor to perform any services not specifically pre-approved by the Audit Committee at the last meeting of its fiscal year, or to perform services that have been approved where the fees will exceed the maximum dollar amount approved at such meeting for the service, must be pre-approved by the Audit Committee or a member of the Audit Committee to whom authority to pre-approve audit and non-audit services has been delegated by the Audit Committee.

The General Auditor presents to the Audit Committee at each of its meetings a schedule indicating which services have been approved by delegated authority.

Based on the recommendation of the Audit Committee, the Board of Directors appointed Deloitte as MetLife's independent auditor for the year ending December 31, 2004. The appointment is subject to ratification by MetLife shareholders at the 2004 Annual Meeting.

Representatives of Deloitte will attend the 2004 Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
        PROPOSAL SIX -- SHAREHOLDER PROPOSAL CONCERNING CEO COMPENSATION
--------------------------------------------------------------------------------

The Catholic Equity Fund (a component of The Catholic Funds, Inc.), 1100 West Wells Street, Milwaukee, WI 53233 and Christus Health, 2600 North Loop West, Houston, TX 77092 have notified the Company that they intend to propose the following resolution at the Annual Meeting. The stock ownership of each of the proponents will be furnished by the Company's Corporate Secretary to any person promptly upon receiving an oral or written request therefor.

                                 "CEO PAY LIMIT
"WHEREAS;

"U.S. CEO compensation is often excessive(1) and often tempts CEOs to undertake self-serving ventures(2) and often degrades long-term stock performance(3). The ratio of average CEO pay to average-worker pay has skyrocketed from about 40 in 1980 to at least several hundred currently(4).

"MetLife appears to be part of this national problem. A study shows the Company's 2002 CEO compensation to be 722 times the pay of an average U.S. worker(5).

"We believe that the system for compensating CEOs would markedly improve if companies would take three steps. First, restore a reasonable relationship to average-worker pay. Second, include company stock or options in the CEO's compensation only if the company provides that same type of compensation to all fulltime workers on a basis that would avoid increasing the pay gap. Third, link CEO compensation to meeting specific performance requirements that would mainly reflect the contributions of the CEO rather than of the work force or the economy in general.

"In our opinion, a huge CEO-to-worker pay gap not only degrades worker and therefore company performance but also violates the dignity and worth of every human being that is the foundation of Catholic social teaching and common moral principles.

"RESOLVED: The shareholders urge the Board of Directors:

  "- to limit the Compensation paid to the CEO in any fiscal year to no more than 100 times the average Compensation paid to the company's Non-Managerial Workers in the prior fiscal year, unless the shareholders have approved paying the CEO a greater amount;

  "- In any proposal for shareholder approval, to provide that the CEO can receive more than the 100-times amount only if the company achieves one or more goals that would mainly reflect the CEO's contributions; and

  "- In that proposal, to provide for grants to the CEO of stock options or other equity only if the company provides equity compensation to all fulltime employees such that they would participate proportionately in stock performance.

" "Compensation" means salary, bonus, the grant-date present value of stock options, the grant-date present value of restricted stock, payments under long-term incentive plans, and "other annual" and "all other compensation" as those categories are defined for proxy statement purposes.

" "Non-Managerial Workers" means those employees of the company worldwide whose work would put them into the categories of Blue-Collar Occupations or Service Occupations or the Sales and Administrative Support components of White-Collar Occupations as used by the Bureau of Labor Statistics in its National Compensation Surveys.

"Notes:

  "1. Conference Board, 9/17/02 (quoting Greenspan: "infectious greed"),
      Business Week 4/22/02 ("simply out of hand").

  "2. Edward M. Welch, "Justice In Executive Compensation", America 5/19/03.

  "3. Graef Crystal, Bloomberg 8/13/03 ("high pay destroys high performance").

  "4. Economist.com, Executive Pay, 10/9/03.

  "5. AFL/CIO Executive Paywatch, www.aflcio.org."

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE SHAREHOLDER PROPOSAL

The Board of Directors believes that the proposal is contrary to the interests of the Company and its shareholders and, accordingly, is recommending that the shareholders vote AGAINST the proposal for the following reasons:

The Company has a strong pay for performance philosophy that reflects Company and individual performance and provides a total compensation program for the CEO and other executives that is competitive within the insurance industry and the broader financial services industry. The Company benchmarks its executive compensation programs against a select group of insurance and financial services companies and generally positions the Company's executive compensation opportunities within a range of the median to the third quartile of such companies.

In accordance with the Corporate Governance Standards of the New York Stock Exchange (the "NYSE Standards"), the Compensation Committee is responsible for approving the CEO's goals and assessing the CEO's achievement of such goals. The Compensation Committee makes recommendations to the Independent Directors (as such Directors are designated in accordance with the NYSE Standards), who then determine the CEO's compensation in a manner they believe to be in the best interest of the Company and its shareholders. In performing its responsibilities, the Compensation Committee has retained a nationally recognized independent compensation consulting firm to provide advice to the Committee about competitive compensation practices and trends in the market. The Compensation Committee's Report on Executive Compensation, beginning on page 35 of this Proxy Statement, sets forth the factors that were taken into consideration in determining the CEO's total compensation for 2003.

The Compensation Committee and the Independent Directors devote significant time and effort to assessing the performance of the CEO, taking into consideration the need to:

  - reinforce the Company's pay for performance culture by making a significant portion of the CEO's compensation variable and based on company, business unit and his individual performance;

  - align the financial interests of the CEO and the Company's shareholders and provide incentives for continued high performance, by awarding a significant portion of the CEO's compensation in stock-based incentives;

  - provide competitive total compensation opportunities that will attract, retain and motivate high-performing executives; and

  - align the compensation plans to the Company's business strategies and objectives.

For all of the foregoing reasons, the Board of Directors believes that the compensation of the CEO should continue to be determined in the discretion of the Independent Directors and the shareholder proposal is therefore not in the best interests of the Company or its shareholders. Therefore, your Board of Directors recommends that shareholders vote AGAINST this proposal.

--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

INFORMATION ABOUT METLIFE'S BOARD OF DIRECTORS.

RESPONSIBILITIES, INDEPENDENCE AND COMPOSITION OF THE BOARD OF DIRECTORS. The Board of Directors consists of individuals on whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend. As a Board, these individuals review MetLife's business policies and strategies and advise and counsel the Chief Executive Officer and the other executive officers who manage the Company's business. The Board currently consists of 17 Directors, 15 of whom are Independent Directors (as defined below). A "Non-Management Director" is a Director who is not an officer of the Company or of any entity in a consolidated group with the Company. An "Independent Director" is a Non-Management Director who the Board of Directors has affirmatively determined has no material relationships with the Company and otherwise satisfies the requirements of the New York Stock Exchange Inc.'s Corporate Governance Standards (the "NYSE Standards"). An Independent Director for Audit Committee purposes must also meet additional requirements under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Board has affirmatively determined that all the Non-Management Directors are Independent Directors who do not have any material relationships with the Company or any of its consolidated subsidiaries. The Board determined that, except for Mr. Danforth, the Non-Management Directors satisfy the criteria set forth in categorical standards established by the Board to assist it in making determinations regarding independence, which are set forth in the Categorical Standards Regarding Director Independence, included as Appendix E to this Proxy Statement and included in the Corporate Governance Guidelines of the Company, which are posted on the Company's website at http://www.metlife.com/corporategovernance. The Company will provide such information in print to any shareholder who requests it. Although Mr. Danforth does not fall squarely within the categorical standards because he is a partner at Bryan Cave LLP ("Bryan Cave"), which provides legal services to the Company and such subsidiaries, the Board determined that he does not have a material relationship with the Company or any of such subsidiaries. In reaching its determination, the Board concluded the aggregate payments by the Company and such subsidiaries to Bryan Cave during the last fiscal year for legal services were de minimis (less than 0.5% of Bryan Cave's gross revenues for its last fiscal year); that Mr. Danforth receives fixed amounts of annual compensation from Bryan Cave, the amount of which is not influenced by any payment received by Bryan Cave from the Company or such subsidiaries; and that Mr. Danforth provides no legal services to the Company or any such subsidiaries.

The Company's Board of Directors is divided into three classes. One class is elected each year to hold office for a term of three years. Of the 17 current Directors, five are Class I Directors with terms expiring at the 2006 Annual Meeting, five are Class II Directors with terms expiring at the 2004 Annual Meeting, and seven are Class III Directors with terms expiring at the 2005 Annual Meeting. John J. Phelan, Jr., a Class I Director, will retire from the Board effective on April 27, 2004, the date of the 2004 Annual Meeting, in accordance with the Board's retirement policy. Mr. Nagler, a Class III Director, will retire from the Board in 2004, in accordance with his previously announced retirement from the Company. Ms. Kinney, a Class III Director, announced her resignation from the Board effective March 23, 2004.

NON-MANAGEMENT DIRECTOR EXECUTIVE SESSIONS. The Non-Management Directors of the Company, have met in regularly scheduled executive sessions without the presence of the Company's management. The position of Presiding Director of the Non-Management Directors' executive sessions rotates among the Chairs of the various Board Committees that consist entirely of Independent Directors, according to a schedule approved by the Non-Management Directors.

DIRECTOR NOMINATION PROCESS. Potential candidates for Board positions are identified by the Board of Directors and the Governance Committee through a variety of means, including the use of search firms and recommendations of Board members and executive officers and of shareholders received as provided below. Potential candidates for nomination as Director nominees must provide written information about their qualifications and participate in interviews conducted by individual Board members, including the Chairs of the Audit and Governance Committees. Candidates are evaluated using the criteria adopted by the Board to determine their qualifications based on the information supplied by the candidates and information obtained from other sources.

The Governance Committee will consider shareholder recommendations of candidates for election as Director. Shareholders must satisfy the notification, timeliness, consent and information requirements set forth in the Company's By-Laws applicable to nominations that are brought before an annual meeting by a shareholder. The Committee makes no distinctions in evaluating Nominees for positions on the Board based on whether or not a Nominee is recommended by a shareholder, provided that the procedures with respect to nominations referred to above are followed.

To be timely, a shareholder recommendation must be submitted to the Corporate Secretary at MetLife, Inc., One Madison Avenue, New York, NY 10001-3690 not later than 120 calendar days prior to the first anniversary of the previous year's annual meeting. Recommendations for nomination of a Director candidate to be made regarding the elections at the Annual Meeting in 2005 must be received by the Corporate Secretary no later than December 28, 2004. The recommendation must set forth all the information relating to the person recommended that is required to be disclosed in solicitations of proxies for election of Director pursuant to Regulation 14A under the Exchange Act, and must include the recommended Nominee's written consent to being named in the Proxy Statement as a Nominee and to serving as Director if elected. In addition, the recommendation must include (A) a description of all arrangements or understandings between the nominating shareholder and the person being recommended and any other persons (naming them) pursuant to which the nominations are to be made by the shareholder; (B) a representation that the recommending shareholder is a beneficial owner entitled to vote at the Annual Meeting; (C) if the recommending shareholder intends to solicit proxies, a statement to that effect; and (D) the name and address of the recommending shareholder and the candidate being recommended.

Under criteria recommended by the Governance Committee and approved by the Board, the Governance Committee believes that the following specific, minimum qualifications must be met by any Governance Committee-recommended candidate for election to the Board of Directors:

     - Financial Literacy. Such person should be "financially literate" as such qualification is interpreted by the Company's Board of Directors in its business judgment.

     - Leadership Experience. Such person should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and should possess qualities reflecting a proven record of accomplishment and ability to work with others.

     - Commitment to the Company's Values. Such person shall be committed to promoting the financial success of the Company and preserving and enhancing the Company's reputation as a leader in American business and shall be in agreement with the values of the Company as embodied in its Codes of Conduct.

     - Absence of Conflicting Commitments. Such person should not have commitments that would conflict with the time commitments of a Director of the Company.

     - Reputation and Integrity. Such person shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

     - Other Factors. Such person shall have other characteristics considered appropriate for membership on the Board of Directors, including an understanding of marketing and finance, sound business judgment, significant experience and accomplishments and educational background.

In recommending candidates for election as Directors, the Governance Committee will take into consideration the need for the Board to have a majority of Directors that meet the independence requirements of the Corporate Governance Standards of the New York Stock Exchange and such other criteria as shall be established from time to time by the Board of Directors.

BOARD COMMITTEES. MetLife's Board of Directors has designated six Committees. These Committees perform essential functions on behalf of the Board. The Committee Chairs review and approve agendas for all meetings of their respective Committees. The responsibilities of each of the Committees are summarized below. Only Independent Directors may be members of the Audit, Compensation and Governance Committees. Currently, Mr. Benmosche is the only management Director who is a member of the Executive Committee and Mr. Nagler is the only management Director who is a member of the Public Responsibility Committee. All other members of those two Committees are Independent Directors.

The following table lists the Directors who currently serve on the Committees and the number of meetings held for each such Committee during 2003.

                         MEMBERSHIP ON BOARD COMMITTEES
                           (S = Chair   -- = Member)

---------------------------------------------------------------------------------------------------------------
                                                                         PUBLIC         SALES
NAME                             AUDIT   COMPENSATION   GOVERNANCE   RESPONSIBILITY   PRACTICES   EXECUTIVE
---------------------------------------------------------------------------------------------------------------
 R.H. Benmosche                                                                                       S
---------------------------------------------------------------------------------------------------------------
 C. H. Barnette                                                           --
---------------------------------------------------------------------------------------------------------------
 J. C. Danforth                                            --             --
---------------------------------------------------------------------------------------------------------------
 B. A. Dole, Jr.                  --                                      --
---------------------------------------------------------------------------------------------------------------
 C.W. Grise                                  --            --                             --
---------------------------------------------------------------------------------------------------------------
 J. R. Houghton                    S         --            --                                        --
---------------------------------------------------------------------------------------------------------------
 H. P. Kamen                                               --                                        --
---------------------------------------------------------------------------------------------------------------
 H. L. Kaplan                                               S             --                         --
---------------------------------------------------------------------------------------------------------------
 J. M. Keane                      --                       --                             --
---------------------------------------------------------------------------------------------------------------
 C. R. Kinney*                               --            --                             --
---------------------------------------------------------------------------------------------------------------
 C. M. Leighton                              --                                            S         --
---------------------------------------------------------------------------------------------------------------
 S. M. Mathews                                             --             --
---------------------------------------------------------------------------------------------------------------
 S. G. Nagler*                                                            --
---------------------------------------------------------------------------------------------------------------
 J. J. Phelan, Jr.*               --                       --                                        --
---------------------------------------------------------------------------------------------------------------
 H. B. Price                      --                                       S              --
---------------------------------------------------------------------------------------------------------------
 K. J. Sicchitano                 --         --                                           --
---------------------------------------------------------------------------------------------------------------
 W. C. Steere, Jr.                --          S            --                             --
---------------------------------------------------------------------------------------------------------------
 NUMBER OF MEETINGS HELD IN
   2003:                          10          6             7              2               2          2
---------------------------------------------------------------------------------------------------------------

---------------
* Ms. Kinney has announced her resignation from the Board effective March 23, 2004; Mr. Nagler will be retiring from the Board in 2004; and Mr. Phelan will be retiring from the Board on April 27, 2004, the date of the 2004 Annual Meeting.

COMMITTEE CHARTERS. Each Committee of the Board of Directors has a Charter, which defines the Committee's purposes and responsibilities. Charters for the Audit, Compensation and Governance

Committees are posted on the Company's website at http://www.metlife.com/corporategovernance and the Audit Committee Charter is attached as Appendix D to this Proxy Statement.

THE AUDIT COMMITTEE

RESPONSIBILITIES: The Audit Committee is a separately designated standing Committee of the Board of Directors consisting solely of Independent Directors. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor. The Audit Committee oversees the Company's accounting and financial reporting processes, the adequacy of the Company's internal control over financial reporting and of its disclosure controls and procedures, and the integrity of its financial statements, pre-approves all audit and non-audit services to be provided by the independent auditor, reviews reports concerning significant legal and regulatory matters, discusses the Company's guidelines and policies with respect to the process by which the Company undertakes risk management and risk assessment, and reviews the performance of the Company's internal audit function. The Audit Committee also discusses the Company's filings on Forms 10-K and 10-Q and the financial information in those filings and prepares the Audit Committee report for inclusion in the annual proxy statement. The Audit Committee works closely with management as well as the Company's independent auditor and internal General Auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, the retention of outside counsel and other advisors as the Audit Committee deems necessary to carry out its duties.

A more detailed description of the role and responsibilities of the Audit Committee is set forth in a written charter adopted by the Board of Directors. In January 2004, the Audit Committee recommended, and the Board of Directors approved, amendments to the Audit Committee Charter. A copy of the Audit Committee Charter, as amended January 21, 2004, is set forth in Appendix D to this Proxy Statement and is also available on the Company's website at http://www.metlife.com/corporategovernance.

AUDIT COMMITTEE REPORT: The Audit Committee Report is presented on page 34 of this Proxy Statement.

FINANCIAL LITERACY AND AUDIT COMMITTEE FINANCIAL EXPERT: The Board of Directors has determined that the members of the Audit Committee are financially literate, as such qualification is interpreted by the Board of Directors. The Board of Directors has also determined that a majority of the members of the Audit Committee would qualify as "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, including James R. Houghton, the Chair of the Committee. Mr. Houghton is an Independent Director under the NYSE Standards and meets the special requirements for purposes of membership on the Audit Committee required under Rule 10A-3 under the Exchange Act.

COMMUNICATIONS WITH THE AUDIT COMMITTEE: The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. Please see "How may I communicate with the Audit Committee?" on page 5 of this Proxy Statement.

THE COMPENSATION COMMITTEE

RESPONSIBILITIES: The Compensation Committee is a standing Committee of the Board, which assists the Board in fulfilling its responsibility to oversee the compensation and benefits of the Company's executive officers and other employees of the MetLife enterprise and produces an annual report on executive compensation for inclusion in the Company's proxy statement. The Committee approves the corporate goals and objectives relevant to the Chief Executive Officer's total compensation, evaluates the Chief Executive Officer's performance in light of such goals and objectives, and endorses, for approval by the Independent Directors, the Chief Executive Officer's total compensation level based on such evaluation. The Compensation Committee approves and recommends ratification by the Board of

Directors of the other executive officers' total compensation, including their base salaries and annual and long term incentives, including equity-based incentives. The Compensation Committee has sole authority to retain and approve the terms of the retention of any compensation consultants and other compensation experts in condition with the evaluation of Chief Executive Officer or senior executive officer compensation.

A more detailed description of the role and responsibilities of the Compensation Committee is set forth in a written charter adopted by the Board of Directors. The Compensation Committee Charter is available on the Company's website at http://www.metlife.com/corporategovernance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION: No member of the Compensation Committee is or at any time during 2003 has been an officer or employee of MetLife or any of its subsidiaries. During 2003, no executive officer of MetLife served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers is or has been a Director of MetLife or a member of MetLife's Compensation Committee.

COMPENSATION COMMITTEE'S REPORT: The Compensation Committee Report on Executive Compensation is presented beginning on page 35 of this Proxy Statement.

THE GOVERNANCE COMMITTEE

RESPONSIBILITIES: The Governance Committee is a standing Committee of the Board which assists the Board by identifying individuals qualified to become members of the Board, consistent with the criteria established by the Board, developing and recommending corporate governance guidelines to the Board, overseeing MetLife's financial policies and strategies, capital structure and dividend policies, and overseeing MetLife's internal risk management function. The Governance Committee recommends policies and procedures regarding shareholder nomination of Director candidates and regarding communication with Non-Management Directors. Other duties and responsibilities of the Governance Committee include recommending the appointment of Directors to serve as the Chairs and members of the Committees of the Board, overseeing the evaluation of the Board and reviewing the compensation and benefits of the Board of Directors and recommending modifications thereof as may be appropriate.

The Governance Committee consists of Independent Directors who meet the independence requirements for members of a committee responsible for nominating directors that are set forth in the NYSE Standards.

A more detailed description of the role and responsibilities of the Governance Committee is set forth in a written charter adopted by the Board of Directors. The Governance Committee Charter is available on the Company's website at http://www.metlife.com/corporategovernance.

NOMINATION OF DIRECTORS: The Governance Committee will consider nominees for election as a Director recommended by shareholders in accordance with the procedures described above under "Director Nomination Process" beginning on page 26.

THE PUBLIC RESPONSIBILITY COMMITTEE

RESPONSIBILITIES: The Public Responsibility Committee oversees the Company's charitable contributions, public benefit programs and other corporate responsibility matters. In this regard, the Committee reviews the Company's goals and strategies for its contributions in support of health, education, civic affairs, culture and similar purposes, and its social investment program in which loans and other investments are made to support affordable housing, community, business and economic development and health care services for low and moderate income communities. The Committee also reviews the Company's goals and strategies concerning legislative and regulatory initiatives that impact the interests of the Company, and annually reviews and recommends the charitable contribution budget to the Board of Directors for its approval.

THE SALES PRACTICES COMPLIANCE COMMITTEE

RESPONSIBILITIES: The Sales Practices Compliance Committee oversees compliance matters concerning the sale or marketing of insurance products to individuals by MetLife's subsidiaries. The Committee reviews policies and procedures with respect to sales practices compliance matters and audit plans and budgets for sales office audits prepared by the Corporate Ethics and Compliance Department related to sales practices compliance matters. The Committee also receives and reviews reports concerning activities related to sales practices compliance matters, including reports of any significant investigations by governmental authorities.

THE EXECUTIVE COMMITTEE

RESPONSIBILITIES: The Executive Committee may exercise the powers and authority of the Board of Directors during intervals between meetings of the Board of Directors.

BOARD AND COMMITTEE MEETINGS IN 2003. In 2003, there were 13 regular and special meetings of the Board of Directors and 29 Committee meetings. Except for Ms. Kinney, all Directors attended 75% or more of all meetings of the Board of Directors and the Committees on which they served during 2003.

DIRECTORS' RETAINER AND ATTENDANCE FEES. Non-Management Directors of the Company receive an aggregate annual retainer fee of $150,000 for serving on the Company's Board of Directors and on the Board of Directors of Metropolitan Life Insurance Company, a wholly-owned subsidiary of the Company. A Non-Management Director who serves for only a portion of the year would be paid a prorated retainer fee to reflect the period of such service.

Beginning with the 2004 Annual Meeting, Non-Management Directors' annual retainer fees will be paid, as follows: (i) $75,000 of value will be paid in shares of the Company's common stock; and (ii) $75,000 will be paid in cash. Prior to the change in the fee payment structure for Non-Management Directors, they received $50,000 of value in shares of the Company's common stock; $25,000 of value in options to purchase shares of the Company's common stock; and $75,000 in cash.

A Non-Management Director who serves as the Chair of a Board Committee is paid an annual fee of $10,000 for such service. The Committee Chair's fee is paid in cash. A Non-Management Director who serves for only a portion of the year would be paid a prorated retainer fee to reflect the period of such service.

The Company pays a $10,000 annual fee to each Non-Management Director who serves as the Chair of the Metropolitan Life Insurance Company Investment or Executive Committee for such service. The Committee Chair is paid in cash. A Non-Management Director who serves for only a portion of the year would be paid a prorated retainer fee to reflect the period of such service.

The retainer fees for Board service and for serving as a Committee Chair are paid in advance at the time of the Annual Meeting.

Non-Management Directors also are paid a $1,000 fee for each Board and Committee meeting attended. Attendance fees are paid following the meetings. Non-Management Directors are also reimbursed for expenses they incur to attend the Company's Board and Committee meetings.

THE METLIFE, INC. 2000 DIRECTORS STOCK PLAN. The MetLife, Inc. 2000 Directors Stock Plan (the "2000 Directors Stock Plan") authorizes the Governance Committee to determine that the Company will pay up to 50% of the Company's Non-Management Directors' retainer and attendance fees in stock grants and will pay all or part of the remainder of such fees in stock options. The plan provides that the exercise price of any stock option granted to the Company's Non-Management Directors may be not less than the fair market value of a share of the Company's common stock on the date the stock option is granted. Any stock awards made before April 7, 2005, the fifth anniversary of the effective date of Metropolitan Life Insurance Company's demutualization, replace all or any portion of the Non-Management Directors' fees otherwise payable in cash.

The Non-Management Directors may elect to receive stock in lieu of all or a portion of the retainer and attendance fees that otherwise would be payable in cash. The plan provides that up to 500,000 shares of the Company's common stock may be issued for stock grants. Only fees payable for service as a Non-Management Director of the Company are payable in stock awards.

Stock options granted under the plan are exercisable at any time.

The Board of Directors may terminate, modify or amend the plan at any time, subject, in certain instances, to shareholder approval, and, if prior to April 7, 2005, the fifth anniversary of the effective date of the demutualization, the approval of the New York Superintendent of Insurance.

For a discussion of the proposed 2005 Director Stock Plan, see: "Proposal Four -- Approval of the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan" beginning at page 19 of this Proxy Statement.

METLIFE FEE DEFERRALS. A Non-Management Director may defer the receipt of all or part of his or her retainer and attendance fees, and may elect to defer the receipt of any shares issuable under the terms of the 2000 Directors Stock Plan in lieu of retainer and attendance fees and any dividends payable on the shares until after he or she ceases to serve as a Director.

DIRECTORS' BENEFIT PROGRAMS. Non-Management Directors who joined the Board after January 1, 2003 receive $200,000 of group life insurance. Non-Management Directors who joined the Board prior to January 1, 2003 are eligible to continue to receive $200,000 of life insurance coverage under policies then in existence, for which MetLife would pay the Directors a cash amount sufficient to cover the cost of premiums (ranging up to approximately $20,000). MetLife provides each Non-Management Director with business travel accident insurance coverage while traveling on MetLife business. Non-Management Directors are eligible to participate in MetLife's Long Term Care Insurance Program on a fully contributory basis.

DIRECTORS' RETIREMENT POLICY. The retirement policy adopted by the Board of Directors provides that no Director shall stand for election as a member of MetLife's Board after he or she reaches the age of 72, and that a Director may continue to serve until the annual shareholders meeting coincident with or immediately following his or her 72nd birthday. In addition, no Director who is also an officer of MetLife shall serve as a Director when he or she retires as an officer of MetLife or Metropolitan Life Insurance Company unless the Board waives this requirement. The policy also provides that each Director shall offer to resign from the Board whenever there is a change or discontinuance of his or her principal occupation or a significant change in his or her business or professional responsibilities.

CHARITABLE GIFT PROGRAM. Non-Management Directors elected as Directors of Metropolitan Life Insurance Company prior to October 1, 1999 participate in a charitable gift program under which each may recommend one or more charitable or educational institutions to receive, in the aggregate, a $1 million contribution from Metropolitan Life Insurance Company in the name of that Director upon the Director's death. For 2003, the Company paid $223,294 in premiums for insurance policies under the program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Helene L. Kaplan and Curtis H. Barnette, Directors of MetLife, are both Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"). Skadden performs legal services for MetLife and its affiliates, and MetLife provides insurance-related products and services to Skadden. John C. Danforth, a Director of MetLife, is a partner of Bryan Cave LLP, which performs legal services for MetLife and its affiliates. Hugh B. Price, a Director of MetLife, is a Senior Advisor to Piper Rudnick LLP, which performs legal services for MetLife and its affiliates. Catherine R. Kinney, a Director of MetLife, is an executive officer and was, until December 2003, a Director of the New York Stock Exchange, Inc. on which securities of MetLife and certain of its affiliates are listed. The Board of Directors has affirmatively determined that none of the Non-Management Directors, including these Directors, has a material relationship with the Company for purposes of the Corporate

Governance Standards of the New York Stock Exchange. See "Corporate Governance" beginning on page 26.

FINANCIAL MANAGEMENT CODE OF PROFESSIONAL CONDUCT. The Company has adopted the MetLife Financial Management Code of Professional Conduct (the "Financial Management Code"), a "code of ethics" as defined under the rules of the Securities and Exchange Commission, that applies to the Company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Corporate Controller and all professionals in finance and finance-related departments. The Financial Management Code is available on the Company's website at http://www.metlife.com/corporategovernance. The Company intends to satisfy its disclosure obligations under Item 10 of Form 8-K by posting information about amendments to, or waivers from a provision of the Financial Management Code that apply to the Company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Corporate Controller on the Company's website at the address given above.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

This report is submitted by the Audit Committee of the MetLife Board of Directors (the "Committee"). The Committee, on behalf of the Board, is responsible for overseeing management's conduct of MetLife's financial reporting and internal control processes. A copy of the Audit Committee's Charter, as amended in January 2004, is set forth on Appendix D of this Proxy Statement, and also is available on the Company's website at http://www.metlife.com/corporategovernance.

Management has the responsibility for the preparation of MetLife's consolidated financial statements and the reporting process. The firm of Deloitte & Touche LLP ("Deloitte"), as MetLife's independent auditor, is responsible for auditing MetLife's consolidated financial statements in accordance with generally accepted auditing standards. The Committee reviewed and discussed MetLife's audited consolidated financial statements for the year ended December 31, 2003 (the "2003 consolidated financial statements") with management and with Deloitte.

Deloitte has discussed with the Committee those matters described in the Statement on Auditing Standards No. 61. Deloitte has also provided to the Committee and discussed the written disclosures and the letter required by Independence Standards Board Standard No. 1 regarding Deloitte's independence.

The Committee recommended to the Board that MetLife's 2003 audited consolidated financial statements be included in MetLife's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission, in reliance upon the reviews and discussions with management and Deloitte described above, and the Board of Directors' receipt of an opinion from Deloitte dated March 5, 2004 stating that MetLife's 2003 consolidated financial statements present fairly, in all material respects, the consolidated financial position of MetLife and its consolidated subsidiaries at December 31, 2003 and 2002 and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Respectfully,

James R. Houghton, Chair
Burton A. Dole, Jr.
John M. Keane
John J. Phelan, Jr.
Hugh B. Price
Kenton J. Sicchitano
William C. Steere, Jr.

--------------------------------------------------------------------------------
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

This report on executive compensation is submitted by the Compensation Committee (the
"Committee") of MetLife's Board of Directors. The Committee, has oversight of MetLife's executive total compensation program, including benefits, and receives regular reports concerning the program. The Committee evaluates the performance of the Chief Executive Officer and endorses, for approval by the Independent Directors, the total compensation of the Chief Executive Officer based on such evaluation. The Committee also reviews and recommends to the Board of Directors total compensation for executive officers named in the "Summary Compensation Table" on page 40 (the "Named Executive Officers").

COMPENSATION PHILOSOPHY AND OBJECTIVES

MetLife's total compensation philosophy, as endorsed by the Compensation Committee, is designed to:

- Provide competitive total compensation opportunities that will attract, retain and motivate high-performing executives;

- Align the compensation plans to the Company's business strategies;

- Reinforce the Company's pay for performance culture by making a significant portion of compensation variable and based on company, business unit and individual performance; and

- Align the financial interests of the Company's executives and its shareholders through stock-based incentives and by building executive ownership in the Company.

MetLife has a strong pay for performance philosophy, and to that end the total compensation program provides opportunities that are competitive within the insurance industry and the broader financial services industry. The Committee relies on an independent compensation consultant and national surveys for advice and information on competitive compensation practices and trends in the marketplace. The Committee has selected a group of insurance and financial services companies against which MetLife's executive compensation programs are benchmarked and generally positions its executive compensation opportunities within a range of the median to the third quartile of insurance and financial services companies. Some of these companies, but not all, are included in the S&P Indices which are reflected on the "Performance Graph," on page 48.

It is the Committee's policy that all incentive compensation paid to MetLife's executives be deductible for federal income tax purposes.

COMPENSATION COMPONENTS AND PRACTICES

Because of specific regulatory constraints related to the demutualization of Metropolitan Life Insurance Company, a wholly-owned subsidiary of MetLife, the Company was unable to use stock-based incentives prior to April 2001. Executives were not permitted to own stock until April 7, 2002, the second anniversary of the demutualization. Through April 7, 2005, the maximum number of shares the Committee may use in the various components of the Company's executive compensation and benefits programs is 5% of the shares outstanding immediately after the effective date of the plan of demutualization, subject to reduction for stock options granted to members of the Company's Board of Directors (see "The MetLife, Inc. 2000 Directors Stock Plan" on page 31) and for shares granted as compensation to employees or insurance agents under certain other compensation and benefit plans.

Total compensation consists of base salary and annual and long term incentive awards. A substantial portion of each executive's total compensation is variable and will continue to be at risk based on Company, business unit and individual performance. As an executive's responsibilities become more significant, a larger portion of total compensation will be at-risk or variable based on performance. The compensation philosophy places less emphasis on base salary than on incentives and aims to reward executives through the payment of annual and long term incentive awards that are performance-driven.

Beginning in April 2001, the Committee was able to grant stock options and to approve long term incentive payments in stock to the Company's executives. Each of these compensation components replaced long term incentive awards previously paid entirely in cash.

     BASE SALARY

Each year the Committee reviews the base salaries of the Named Executive Officers and, when warranted, makes recommendations regarding base salary changes to the Independent Directors regarding the Chief Executive Officer, and to the Board of Directors regarding the other Named Executive Officers, in the context of total compensation relative to their respective responsibilities and the competitive market. Likewise, other executive officers are paid base salaries that are intended to reflect their levels of responsibilities and competitive market conditions within a total compensation context.

     ANNUAL INCENTIVE PROGRAM

The objectives of the Annual Variable Incentive Plan (the "AVIP") are to:

- provide competitive opportunities commensurate with Company performance;

- align total annual incentive pay with the Company's annual business results;
  and

- make a significant portion of total compensation variable based upon Company, business unit and individual performance.

Prior to the beginning of each calendar year, the Committee approves the formula of performance measures and goals of the AVIP that are based on the Company's business plan. Goals, such as operating earnings and return on equity, are used as a basis for determining the maximum value of all awards that will be available for distribution. The actual value of all awards approved by the Committee is allocated among the various business units based on each unit's performance compared with the objectives set for it at the beginning of the performance period and overall Company results.

In all AVIP award determinations, including those for Named Executive Officers, individual performance, compared with established objectives and relative contributions among the AVIP participants, is a key factor in the determination of the individual's actual incentive award. Paying for performance has produced significant AVIP award differentiation based on an individual's performance and relative contribution. The Committee recommends individual incentive awards for executive officers, including the Named Executive Officers other than the Chief Executive Officer, to the Board of Directors for approval, and endorses for the approval of the Independent Directors the incentive award for the Chief Executive Officer. Each of the Named Executive Officers participates in AVIP.

The Board has approved the Annual Plan effective January 1, 2004, subject to shareholder approval. The Committee intends that, beginning with awards attributable to 2004 performance, the maximum annual awards that may be paid to officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act will be determined in a manner designed to meet the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code. See Proposal Three, beginning on page 16 of this Proxy Statement.

     LONG TERM INCENTIVE PROGRAM

In 2001, a new long term incentive program replaced the one which was payable entirely in cash. Since that time, the long term incentive program has been comprised of two components: the Long Term Performance Compensation Plan (the "Long Term Plan") and the MetLife, Inc. 2000 Stock Incentive Plan (the "2000 Stock Plan"). Long term incentive awards assist the Company in focusing efforts of the executives on increasing total shareholder value and attaining other performance goals over a number of years, which are integral to the Company's continued success.

The objectives of the long term incentive program are:

- align executives' and shareholders' interests;

- foster and promote the long term financial success of the Company;

- encourage executives to take a long term strategic perspective and reward performance accordingly; and

- attract and retain key executives with long term business perspective.

Long term incentive awards for executives, including those of the Named Executive Officers other than the Chief Executive Officer, are recommended by the Committee to the Board of Directors, and long term incentive awards for the Chief Executive Officer are endorsed by the Committee for the approval of the Independent Directors in the context of total compensation.

The Board has approved the Stock and Incentive Plan effective April 15, 2005, subject to shareholder approval, to provide the framework for a continued long term incentive program. See Proposal Two, beginning on page 9 of this Proxy Statement.

          LONG TERM PERFORMANCE COMPENSATION PLAN

The current Long Term Plan covers a three-year performance period (the "Performance period"). The Committee approves the incentive opportunity targets for each Long Term Plan participant, including the Named Executive Officers, for each Performance period. The Committee may approve a higher or lower incentive opportunity for a particular individual based on his or her potential impact on the Company's long term business results.

At the time it approves incentive opportunities, the Committee also determines the financial and strategic business goals against which corporate performance will be measured. The primary factor the Committee considers is total shareholder return on the Company's stock during the Performance period. At the end of the Performance period, the Committee also considers the extent to which the other corporate performance goals have been met and determines the amount which may be awarded to participants with respect to performance for such period.

The Committee and the Board of Directors may choose to exercise discretion under the Long Term Plan to approve a final award reflecting between 90% and 110% of the product of each individual's incentive opportunity multiplied by the total shareholder return on the Company's common stock during the Performance period. Except for an award to the Chief Executive Officer, whose award is endorsed by the Compensation Committee and approved by the Independent Directors, no award will become payable, including those of the Named Executive Officers, unless it is approved by the Board of Directors. Awards may be paid, in whole or in part, in shares of the Company's common stock at the discretion of the Board of Directors. Each of the Named Executive Officers participates in the Long Term Plan.

          METLIFE, INC. 2000 STOCK INCENTIVE PLAN

The Committee administers the 2000 Stock Plan and determines the participants to whom options to purchase shares of Company common stock are granted, the timing of such grants, and terms and conditions of each option. No option exercise price may be less than the fair market value of a share of the Company's common stock on the date the option is granted.

In 2003, management employees of the Company and certain subsidiaries, including each of the Named Executive Officers, were granted "Management" stock options, in amounts determined on an individual basis by the Committee to reflect the responsibilities and performance of the participants and to motivate superior performance. For additional information about stock options, see the chart entitled "Option Grants in Last Fiscal Year" on page 41.

BUILDING EQUITY OWNERSHIP

Executives, including the Named Executive Officers, were not able to own stock until April 7, 2002, the second anniversary of the demutualization. The Company has established a strong stock ownership philosophy. Executives, including the Named Executive Officers, are expected to own shares of MetLife common stock according to the following guidelines:

TITLE                                                         EQUITY OWNERSHIP SCALE
-----                                                         ----------------------
Chief Executive Officer.....................................  Seven times base salary
Vice Chairman/Division President............................  Four times base salary
Senior Executive Vice President.............................  Three times base salary
Executive/Senior Vice President.............................  Two times base salary
Vice President..............................................  One times base salary

Shares acquired by exercise of stock options, through Long Term Plan share awards, in the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates (the "Savings and Investment Plan"), or on the open market or held by immediate family members or in trust, and shares tracked in the MetLife Deferred Compensation Plan for Officers or Metropolitan Life Auxiliary Savings and Investment Plan (the "Auxiliary Savings and Investment Plan"), count toward satisfaction of these requirements. There is no compulsory time frame for accumulating the minimum ownership requirement. Active officers (and other associates of equivalent grades) are expected to retain stock acquired through the exercise of stock options or from Long Term Plan Awards until the officer meets the stock ownership requirements.

CEO COMPENSATION

Mr. Benmosche's total compensation for 2003, which is detailed in the "Summary Compensation Table" on page 40, includes a base salary of $1,100,000, an annual incentive award under AVIP of $3,400,000 for 2003, and an estimated Long Term Plan Award of $2,888,162 for the April 1, 2001 to March 31, 2004 Performance period (see footnote 4 to the "Summary Compensation Table" on page 40). Mr. Benmosche's base salary of $1,100,000 has been at that level since March 2002.

In 2003, Mr. Benmosche also received stock options totaling 450,000 shares and an Long Term Plan award opportunity of $4,500,000 for the April 1, 2003 to March 31, 2006 Performance period.

In determining Mr. Benmosche's compensation for 2003, the Committee weighed his accomplishments against his goals for the year while also taking into consideration the effectiveness of his leadership and its impact on the MetLife enterprise. As a result of Mr. Benmosche's strategic leadership, the Company's 2003 financial and operating results exceeded the goals for both its international and U.S. operations, as did growth of the MetLife Bank; the Company maintained its financial strength ratings; the strength of the MetLife brand was leveraged in support of broader product offerings; and through Mr. Benmosche's leadership, the Company continued to expand its role as a leader in the financial services industry by advancing national and local legislative and regulatory changes, all of which actions and initiatives were Mr. Benmosche's objectives for 2003. At the same time, the Company maintained its standards of ethical conduct across its lines of business and its reputation for integrity.

OTHER COMPENSATION AND BENEFIT PROGRAMS

The Named Executive Officers also participate in a broad-based employee benefits program that includes a pension program, a savings and investment program, group health and disability coverage, group life insurance, and other benefit plans. Each of the Named Executive Officers has the opportunity under the MetLife Deferred Compensation Plan for Officers to defer receipt of a portion of his or her cash compensation and stock awards until a later date. Further details on the retirement program are provided on pages 42 through 44. The Named Executive Officers are also parties to other employment-related agreements as described under the heading "Employment-Related Agreements" beginning on page 44 of this Proxy Statement.

Respectfully,

William C. Steere, Jr., Chair
James R. Houghton
Cheryl W. Grise
Catherine R. Kinney
Kenton J. Sicchitano
Charles M. Leighton

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                 --------------------------
                                                                                    AWARDS        PAYOUTS
                                            ANNUAL COMPENSATION                  -------------   ----------
                              ------------------------------------------------    SECURITIES
                                                                OTHER ANNUAL      UNDERLYING        LTIP          ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR   SALARY($)     BONUS($)    COMPENSATION($)   OPTIONS(#)(3)   PAYOUTS($)    COMPENSATION($)
 ---------------------------  ----   ---------     --------    ---------------   -------------   ----------    ---------------
 Robert H. Benmosche,         2003   $1,100,000   $3,400,000(1)    $ 78,320(2)      450,000      $2,888,162(4)     $185,185(5)
   Chairman of the Board      2002    1,080,769    3,500,000        66,253          525,000       3,336,300         421,771
   and Chief Executive        2001    1,000,000    3,300,000       114,936          322,600       4,238,000         463,731
   Officer................

 C. Robert Henrikson,         2003      600,000    1,075,000(1)          --         115,000         962,721(4)       68,646(5)
   President,                 2002      585,577    1,100,000            --          140,000       1,430,000         117,217
   U.S. Insurance and         2001      525,000      825,000            --           80,800       1,800,000         129,605
   Financial Services.....

 Stewart G. Nagler, Vice      2003      670,000      800,000(1)      66,917(2)      115,000       1,083,061(4)       61,521(5)
   Chairman of the Board..    2002      662,308      850,000            --          155,000       1,672,700         139,819
                              2001      630,000    1,000,000        57,635           89,750       2,142,000         139,412

 Lisa M. Weber, Senior        2003      450,000      875,000(1)          --          80,000         541,530(4)       54,831(5)
   Executive Vice             2002      435,577      900,000            --          110,000         800,000         105,389
   President and Chief        2001      358,635      900,000            --           44,975         820,000          88,089
   Administrative Officer..

 William J. Toppeta,          2003      500,000      750,000(1)          --          80,000         842,381(4)       48,538(5)
   President,                 2002      495,193      700,000            --          110,000       1,256,700          85,379
     International........
                              2001      475,001      600,000            --           71,850       1,547,000         103,802

 Gary A. Beller, former       2003      460,000      900,000(1)          --          80,000         902,551(4)       54,896(5)
   Senior Executive Vice      2002      460,000      900,000            --          110,000       1,106,300         121,071
   President(6)...........    2001      460,000      850,000            --           67,375       1,275,000         139,385

 Gerald Clark, former Vice    2003      670,000      675,000(1)          --         115,000       1,083,061(4)       63,410(5)
   Chairman of the            2002      662,308      900,000        52,068(2)       155,000       1,644,922         132,030
   Board(6)...............    2001      630,000    1,075,000        61,382           89,750       2,114,274         154,715
 ----------------------------------------------------------------------------------------------------------

---------------
(1) Includes incentive awards pursuant to the AVIP based on 2003 performance, which were paid in the first quarter of 2004.

(2) Includes amounts representing the approximate incremental cost to MetLife for personal use of the corporate aircraft as follows: during 2003: $78,000 for Mr. Benmosche and $42,000 for Mr. Nagler; during 2002: $66,040 for Mr. Benmosche; and $39,260 for Mr. Clark; and during 2001: $112,400 for Mr. Benmosche; $50,600 for Mr. Nagler and $46,200 for Mr. Clark. Also includes $17,279 in cost to the Company in 2003 for financial planning services provided to Mr. Nagler.

(3) Specific information regarding stock option grants is provided in the table entitled "Option Grants in Last Fiscal Year" set forth on page 41.

(4) These amounts do not reflect actual payouts for the Long Term Plan Performance period April 1, 2001 to March 31, 2004. On March 5, 2004, the Board of Directors determined to calculate each executive's payout based on the executive's opportunity multiplied by Total Shareholder Return during the Performance period. The amounts in this table reflect what the Named Executive Officer's payout would have been had the Performance period ended, and Total Shareholder Return had been calculated, as of March 5, 2004. Payment of the awards to the Named Executive Officers will be made after March 31, 2004 and will be payable in the form of 75% in MetLife common stock and 25% in cash. The actual payment amounts will be reported, as applicable, in the 2005 Proxy Statement.

(5) Includes: (i) contributions to the Savings and Investment Plan of $8,000 for each of the Named Executive Officers; (ii) employer contributions to, or, with respect to, the Auxiliary Savings Investment Plan as follows:

    Mr. Benmosche: $177,185; Mr. Henrikson: $60,646; Mr. Nagler: $53,521; Ms.
    Weber: $46,831; Mr. Toppeta: $40,538; Mr. Beller: $46,896; and Mr. Clark:
    $55,410.

(6) The last day of employment of Messrs. Clark and Beller with an affiliate of the Company was December 30, 2003.

LONG TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                                                                        ESTIMATED FUTURE PAYOUTS
                                                                    UNDER NON-STOCK PRICE-BASED PLANS
                                   PERFORMANCE OR OTHER PERIOD      ---------------------------------
NAME                                UNTIL MATURATION OR PAYOUT         ESTIMATED TARGET PAYMENT(1)
----                              ------------------------------    ---------------------------------
Robert H. Benmosche.............  April 1, 2003 - March 31, 2006               $4,500,000
C. Robert Henrikson.............  April 1, 2003 - March 31, 2006                  950,000
Stewart G. Nagler...............  April 1, 2003 - March 31, 2006                  950,000
Lisa M. Weber...................  April 1, 2003 - March 31, 2006                  750,000
William J. Toppeta..............  April 1, 2003 - March 31, 2006                  750,000
Gary A. Beller..................  April 1, 2003 - March 31, 2006                  750,000
Gerald Clark....................  April 1, 2003 - March 31, 2006                  950,000

---------------
(1) The Long Term Plan provides for awards to eligible employees at the end of the three-year Performance period. At the beginning of each Performance period, individual incentive opportunities are set for each participant. In addition, performance measures and goals are established for the MetLife enterprise. The performance of the enterprise, measured against these measures and goals, affects the amount of the award payable in respect of the stated individual opportunity.

    For the Performance period ending in 2006, the Board of Directors determined to exercise its discretion to approve the base amount of each individual's award by adjusting the incentive opportunity set for that individual upward or downward to reflect the total shareholder return on the Company's common stock during the Performance period (the "Base Award"). In addition, the Board of Directors may further adjust any Base Award under the Long Term Plan. For the Performance period ending in 2006, the Board has determined to exercise its discretion so that the final award for each participant will not be less than 90% of the Base Award or greater than 110% of the Base Award. The target amounts included in the table reflect 100% of the applicable incentive award opportunity for each individual since it is not possible to predict what the total shareholder return will be at the end of the Performance period and its impact on any such final award payout.

    The Long Term Plan does not specify a maximum dollar amount of any award. Awards under the Long Term Plan may be paid, on the approval of the Board, in whole or in part, in shares of the Company's common stock valued at the fair market value of the stock on the payment date.

OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                          --------------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF                                                          ASSUMED ANNUAL RATES OF
                           SECURITIES      PERCENT OF TOTAL                                   STOCK PRICE APPRECIATION
                           UNDERLYING      OPTIONS GRANTED     EXERCISE OR                       FOR OPTION TERM(3)
                             OPTIONS         TO EMPLOYEES      BASE PRICE     EXPIRATION    -----------------------------
NAME                      GRANTED(#)(1)     IN FISCAL YEAR      ($/SH)(2)       DATES          5%($)            10%($)
----                      -------------    ----------------    -----------    ----------    -----------      ------------
Robert H. Benmosche.....     450,000             8.03%           $26.00        2/17/13      $7,358,067       $18,646,787
C. Robert Henrikson.....     115,000             2.05             26.00        2/17/13       1,880,395         4,765,290
Stewart G. Nagler.......     115,000             2.05             26.00        2/17/13       1,880,395         4,765,290
Lisa M. Weber...........      80,000             1.43             26.00        2/17/13       1,308,101         3,314,984
William J. Toppeta......      80,000             1.43             26.00        2/17/13       1,308,101         3,314,984
Gary A. Beller..........      80,000             1.43             26.00        2/17/13       1,308,101         3,314,984
Gerald Clark............     115,000             2.05             26.00        2/17/13       1,880,395         4,765,290

---------------
(1) These options will normally become exercisable at the rate of 33 1/3% per year on each of the first three anniversaries of their date of grant beginning on February 18, 2004.

(2) The exercise price of the options granted is equal to the fair market value of a share of MetLife common stock on the date of grant.

(3) These amounts, based on assumed appreciation rates of 5% and 10% as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF
                                                                SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                                                                  FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
                            SHARES ACQUIRED      VALUE       ----------------------------    ----------------------------
NAME                        ON EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                        ---------------   -----------    -----------    -------------    -----------    -------------
Robert H. Benmosche.......         0              $0           389,934         907,666       $1,380,554      $5,014,018
C. Robert Henrikson.......         0               0           100,401         235,399          354,825       1,292,601
Stewart G. Nagler.........         0               0           111,367         248,383          393,618       1,336,902
Lisa M. Weber.............         0               0            66,517         168,458          232,776         913,331
William J. Toppeta........         0               0            84,435         177,415          299,431         946,651
Gary A. Beller............         0               0            81,451         175,924          288,331         941,104
Gerald Clark..............         0               0           111,367         248,383          393,618       1,336,902

RETIREMENT PLAN INFORMATION

The Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan"), as supplemented by the MetLife Auxiliary Pension Plan (the "Auxiliary Pension Plan"), provides for two different defined benefit formulas. Benefits under one formula are determined primarily based on final average compensation and years of service (the "Traditional Formula"). Benefits under the other formula are determined by length of service, total eligible compensation, and specified interest rates (the "Personal Retirement Account Formula"). Eligible associates who began employment before January 1, 2002 were generally given the opportunity to elect, effective January 1, 2003, to continue accruing retirement benefits under the Traditional Formula or to begin accruing retirement benefits under the Personal Retirement Account Formula. Those associates involuntarily terminated with eligibility for severance benefits in 2003 were given the opportunity to change this election. Eligible associates hired on or after January 1, 2002 accrue retirement benefits under the Personal Retirement Account Formula.

The Auxiliary Pension Plan is generally designed to provide benefits which eligible employees would have received under the Retirement Plan but for limits applicable under the Retirement Plan. Benefits payable under the Retirement Plan and the Auxiliary Pension Plan are not subject to reduction for social security benefits or other offset amounts, but are integrated with social security benefits so as to result in a generally consistent level of benefits in relation to eligible compensation. Participants may choose joint and survivor annuity, life annuity with term certain, contingent annuity, or first-to-die annuity payout of their benefits under either formula. Participants may choose a lump sum payout of their benefits under the Personal Retirement Account Formula. Participants at the level generally equivalent to Senior Vice-President or higher may also select, subject to the approval of the Compensation Committee or its designee, the timing and frequency of auxiliary benefit payments under the Traditional Formula.

The retirement benefits of Messrs. Benmosche, Henrikson, Nagler, Toppeta, Beller, and Clark are determined under the Traditional Formula. Ms. Weber's retirement benefits are determined by the Traditional Formula with regard to service prior to January 1, 2003, and (reflecting her choice) the Personal Retirement Account Formula with regard to service thereafter.

TRADITIONAL FORMULA

The following table shows the estimated Traditional Formula retirement benefits payable at normal retirement age (generally 65) to a person retiring with the indicated final average pay and years of credited service on a 30% joint and survivor basis, if married, and on a life annuity basis with a 5-year guarantee, if single.

ESTIMATED ANNUAL BENEFITS AT RETIREMENT
WITH INDICATED YEARS OF CREDITED SERVICE

   FINAL
AVERAGE PAY   5 YEARS    10 YEARS    15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS     40 YEARS
-----------   --------   --------   ----------   ----------   ----------   ----------   ----------   ----------
$500,000...   $ 41,200   $ 82,400   $  123,500   $  164,700   $  205,900   $  247,100   $  288,300   $  300,800
750,000...      62,400    124,900      187,300      249,700      312,200      374,600      437,000      455,800
1,000,000..     83,700    167,400      251,000      334,700      418,400      502,100      585,800      610,800
1,250,000..    104,900    209,900      314,800      419,700      524,700      629,600      734,500      765,800
1,500,000..    126,200    252,400      378,500      504,700      630,900      757,100      883,300      920,800
1,750,000..    147,400    294,900      442,300      589,700      737,200      884,600    1,032,000    1,075,800
2,000,000..    168,700    337,400      506,000      674,700      843,400    1,012,100    1,180,800    1,230,800
2,250,000..    189,900    379,900      569,800      759,700      949,700    1,139,600    1,329,500    1,385,800
2,500,000..    211,200    422,400      633,500      844,700    1,055,900    1,267,100    1,478,300    1,540,800
2,750,000..    232,400    464,900      697,300      929,700    1,162,200    1,394,600    1,627,000    1,695,800
3,000,000..    253,700    507,400      761,000    1,014,700    1,268,400    1,522,100    1,775,800    1,850,800
3,250,000..    274,900    549,900      824,800    1,099,700    1,374,700    1,649,600    1,924,500    2,005,800
3,500,000..    296,200    592,400      888,500    1,184,700    1,480,900    1,777,100    2,073,300    2,160,800
3,750,000..    317,400    634,900      952,300    1,269,700    1,587,200    1,904,600    2,222,000    2,315,800
4,000,000..    338,700    677,400    1,016,000    1,354,700    1,693,400    2,032,100    2,370,800    2,470,800
4,250,000..    359,900    719,900    1,079,800    1,439,700    1,799,700    2,159,600    2,519,500    2,625,800
4,500,000..    381,200    762,400    1,143,500    1,524,700    1,905,900    2,287,100    2,668,300    2,780,800
4,750,000..    402,400    804,900    1,207,300    1,609,700    2,012,200    2,414,600    2,817,000    2,935,800
5,000,000..    423,700    847,400    1,271,000    1,694,700    2,118,400    2,542,100    2,965,800    3,090,800

The annual Traditional Formula retirement benefit is generally equal to the sum of (a)(i) a percentage of an executive's "final average compensation" up to his or her "covered compensation" (i.e., the average of the Social Security Wage Bases during the 35 calendar years ending with the earlier of the calendar year in which the Participant retires from active service or the calendar year in which the Participant attains his or her Social Security Retirement Age), plus
(ii) a percentage of the executive's "final average compensation" in excess of his or her "covered compensation," and the sum thereof times (iii) years of "credited service" not exceeding 35 years, and (b) a percentage of "final average compensation" multiplied by years of "credited service" in excess of 35 years.

For participants at the level generally equivalent to Senior Vice-President or higher, "final average compensation" for purposes of the Traditional Formula is the sum of the annualized "annual basic compensation" (which includes base salary) for the 60 highest consecutive months of service in the 120 months of service prior to retirement or separation from service, plus the average of the highest five payments of "annual variable incentive compensation" (which includes payments under the AVIP) in the last 120 months of service prior to retirement or separation from service. For other participants, "final average compensation" is defined for purposes of the Traditional Formula as the annualized average of the individual's combined annual basic compensation and annual variable incentive compensation for the 60 highest consecutive months of service in the 120 months of service prior to retirement or separation from service. Such compensation is generally the same as the compensation reflected in the "salary" and "bonus" columns of the "Summary Compensation Table" on page 40.

At December 31, 2003 (assuming retirement as of such date), the estimated "final average compensation" for purposes of the Traditional Formula is $4,319,507 for Mr. Benmosche, $1,507,083
for Mr. Henrikson, $1,721,868 for Mr. Nagler, $1,147,417 for Mr. Toppeta, $1,355,667 for Mr. Beller, and $1,634,668 for Mr. Clark. The estimated years of credited service for purposes of the Traditional Formula as of such date is 8 years for Mr. Benmosche, 31 years for Mr. Henrikson, 41 years for Mr. Nagler, 30 years for Mr. Toppeta, 9 years for Mr. Beller, and 37 years for Mr. Clark. Pursuant to an agreement in connection with his retirement, Mr. Clark's retirement benefits are determined by adding two years to his age and two years to his "credited service" to those otherwise applicable under the Traditional Formula, rather than by the terms of the plans.

PERSONAL RETIREMENT ACCOUNT FORMULA

Personal Retirement Account Formula retirement benefits are determined by crediting each eligible associate at the end of each month in which the associate is employed by certain Company affiliates an amount equal to 5% of eligible pay up to the annual social security wage base, and 10% of eligible pay over the annual social security wage base, plus interest on the accrued balance at a rate determined annually based on the 30-year bond rate promulgated by the Internal Revenue Service (for 2003, the annual interest rate was 4.96%).

At December 31, 2003, Ms. Weber's estimated annual benefit at normal retirement age, determined by the total retirement benefits under the Traditional Formula and the Personal Retirement Account Formula, was $120,200, based on a life annuity with a five year term certain.

EMPLOYMENT-RELATED AGREEMENTS

EMPLOYMENT CONTINUATION AGREEMENTS. The Company has entered into employment continuation agreements with the Named Executive Officers and certain other of its key executives. These agreements provide that, in the event of a "change of control," as defined in the agreements, the executive's employment would continue, subject to the terms of the agreement, for a period of three years. During this period, the executive's compensation, benefits and certain other terms and conditions of employment are subject to certain minimum standards which, if not met, allow the executive to terminate employment for "good reason," as defined in the agreements. Should the executive terminate employment for "good reason" or be terminated without "cause," as defined in the agreements, the agreements provide for the payment of termination benefits which include: three year continuation of benefits; additional service credit for pension benefits for the lesser of three years or through the executive's sixty-fifth birthday; and a lump-sum severance payment equal to three times the sum of the executive's (a) base salary, (b) average annual bonus award over the preceding three years, and (c) if a change of control had occurred prior to January 1, 2004, average long term incentive award over the preceding three years, less the value of any equity compensation awards. The agreements also provide that the Named Executive Officer would be made whole for any excise taxes due as a result of payments exceeding the change of control excise tax threshold.

Additionally, Messrs. Benmosche and Nagler may voluntarily terminate employment during the thirty-day period beginning six months after a change of control and receive the termination benefits discussed in the prior paragraph. Mr. Clark's agreement had an identical term.

TRANSITION ASSISTANCE PLAN. The Named Executive Officers are eligible to participate in the MetLife Plan for Transition Assistance for Officers which provides for outplacement services and formula-based severance payments, and other benefits, including: vesting of pension and savings and investment program account balances; certain additions to age and service credit for pension and benefits purposes; limited continuation of medical benefits or, under certain conditions, eligibility for retirement medical benefits; and limited continuation of life insurance benefits. Certain provisions of the plan that go into effect in the event of a change of control of the Company do not apply to the Named Executive Officers because of their employment continuation agreements.

2000 STOCK PLAN AND STOCK OPTION AGREEMENTS. The Named Executive Officers have been awarded stock options under the 2000 Stock Plan and have executed agreements concerning such options. All such agreements provide that if the executive is: (i) terminated from employment in a sale, divestiture, or similar transaction involving a business unit or segment designated by the Compensation Committee, the options will continue to become exercisable as originally scheduled and remain exercisable until the earlier of the expiration of the term of the option or three years after the date the executive is terminated; or (ii) terminated from employment for "cause," as defined in the 2000 Stock Plan, the options will be forfeited.

All such agreements also provide that in the event of a "change of control," as defined in the 2000 Stock Plan, all options covered by the agreements will become fully exercisable. However, the Compensation Committee has the discretion to cancel the options and, in lieu thereof, make a cash payment to the executive equal to the excess of the "change of control" price over the option exercise price. No such acceleration of exercisability, cash settlement or other payment will occur if, prior to the change of control, the Compensation Committee reasonably determines in good faith that the options will be honored, assumed, or substituted for new rights immediately after the change of control.

The agreements regarding grants on and after February 8, 2002, provide that if the executive: (i) dies while employed, all options will become exercisable immediately and remain exercisable until the expiration of the term of the option; (ii) retires, the options will continue to become exercisable and remain exercisable until the expiration of the term of the option; or (iii) qualifies for long term disability, the options will continue to become exercisable and remain exercisable until the expiration of the term of the option and no subsequent termination of employment, other than for "cause," will affect the options. Such agreements regarding earlier grants provide that if the executive:
(i) dies while employed, all options will become exercisable immediately and remain exercisable until the earlier of the expiration of the term of the option or three years after the date of the executive's death; (ii) retires, the options will continue to become exercisable as originally scheduled and remain exercisable until the earlier of the expiration of the term of the option or three years after the date the executive retired; or (iii) becomes eligible for long term disability, the options will continue to become exercisable as originally scheduled and remain exercisable until the earlier of the expiration of the term of the option or three years after the date the executive qualifies for long term disability and no subsequent termination of employment, other than for "cause," will affect the options.

All such agreements provide that, should the executive's employment terminate for a reason not otherwise described above, any then-currently exercisable options may be exercised until the earlier of the expiration of the term of the option or thirty days from the date of termination.

LONG TERM PLAN. The Long Term Plan, in which each Named Executive Officer participates, provides that, upon a "change of control," as defined in the plan, outstanding opportunities for three-year Performance periods that began in 2000 and earlier were to have been paid in cash using an average corporate performance factor for the prior three years, prorated for the portion of the three year Performance period that occurred prior to the change of control. For outstanding opportunities that began in 2001 and later, the plan provides that upon a change of control such opportunities are to be paid in cash reflecting the total shareholder return through the date of the change of control, but also provides that no such payment will be made if the Compensation Committee reasonably determines in good faith that new rights will be substituted for the opportunities immediately after the change of control.

AUXILIARY SAVINGS AND INVESTMENT PLAN. The Auxiliary Savings and Investment Plan, in which each of the Named Executive Officers participates, provides that, upon a "change of control" as defined in the plan, accrued auxiliary and qualified benefits vest if the participant remains employed through the applicable vesting period that prevailed prior to the change of control, or if the participant is involuntarily terminated without cause or voluntarily terminates employment for good reason (each as defined in the plan) within two years after the change of control. In addition, the plan provides that participants will be given the opportunity to elect in advance to have their benefits paid in cash in the event that their employment terminates under the conditions described in the preceding sentence within two years after a change of control.

AUXILIARY PENSION PLAN. The Auxiliary Pension Plan, in which each of the Named Executive Officers participates, provides that, upon a "change of control" as defined in the plan, accrued auxiliary and qualified benefits vest if the participant remains employed through the applicable vesting period that prevailed prior to the change of control, or if the participant is involuntarily terminated without cause or voluntarily terminates employment for good reason (each as defined in the plan) within two years after the change of control.

OFFICERS DEFERRED COMPENSATION PLAN. The MetLife Deferred Compensation Plan for Officers, in which each Named Executive Officer participates, provides that participants will be given the opportunity to elect in advance to have their benefits paid in cash in the event that their employment terminates within two years after a change of control.

EQUITY COMPENSATION PLANS TABLE

The following table provides information, as of December 31, 2003, regarding the securities authorized for issuance under the Company's equity compensation plans.

                                                                                       NUMBER OF
                                           NUMBER OF                              SECURITIES REMAINING
                                       SECURITIES TO BE                           AVAILABLE FOR FUTURE
                                          ISSUED UPON        WEIGHTED-AVERAGE        ISSUANCE UNDER
                                          EXERCISE OF       EXERCISE PRICE OF     EQUITY COMPENSATION
                                          OUTSTANDING          OUTSTANDING,         PLANS (EXCLUDING
                                       OPTIONS, WARRANTS    OPTIONS, WARRANTS     SECURITIES REFLECTED
                                          AND RIGHTS            AND RIGHTS        IN THE FIRST COLUMN)
                                       -----------------    -----------------     --------------------
PLAN CATEGORY
Equity compensation plans approved by
  security holders (1)...............     20,295,028              $29.05               17,179,812(2)(3)(4)
Equity compensation plans not
  approved by security holders.......           None                  --                     None
                                          ----------              ------               ----------
          Total......................     20,295,028              $29.05               17,179,812
                                          ==========              ======               ==========

---------------

(1) The 2000 Stock Plan and the 2000 Directors Stock Plan were each approved by Metropolitan Life Insurance Company, the sole shareholder of the Company at the time of approval. The policyholders of Metropolitan Life Insurance Company entitled to vote on its plan of reorganization (the "plan of reorganization") approved that plan of reorganization, which included both the 2000 Stock Plan and the 2000 Directors Stock Plan. The policyholders entitled to so vote received a summary description of each plan, including the applicable limits on the number of shares available for issuance under each plan.

(2) Under the plan of reorganization, the Company is authorized to issue a maximum of 38,323,333 shares of common stock under certain compensation plans. Of the 38,323,333 shares:

      - 37,823,333 shares, representing five percent of the total number of shares of Company common stock outstanding immediately after the effective date of the plan of reorganization, may be utilized (i) for issuances pursuant to options granted under the 2000 Stock Plan and the 2000 Directors Stock Plan, (ii) for issuances under the Long Term Plan,
        (iii) for investment tracking valuation under the Metropolitan Life Auxiliary Savings and Investment Plan (a non-qualified savings and investment plan under which distributions are made in cash) and (iv) for investment tracking valuation and issuance under the MetLife Deferred Compensation Plan for Officers (a non-qualified deferred compensation plan). As of December 31, 2003, a total of 795,802 shares had been utilized with respect to the plans described in (ii), (iii) and (iv) above; and

      - 500,000 shares are available for issuance as share awards under the 2000 Directors Stock Plan. As of December 31, 2003, a total of 52,691 shares had been utilized with respect to share awards under this plan.

Under the plan of reorganization, (i) the total number of shares of Company common stock available for issuance under each of the above authorizations will be appropriately adjusted in the event of a common stock, dividend or split, recapitalization, merger, spin-off or similar change and (ii) shares subject to options that are canceled, terminated or otherwise settled without the issuance of Company common stock are again available for issuance under the plans.

(3) Under the 2000 Stock Plan, options covering no more than 60% of the total shares available for issuance under the plan could have been awarded prior to April 8, 2002 and options covering no more than 80% of the total shares available under the plan could have been awarded prior to April 8, 2003.

(4) Under the 2000 Directors Stock Plan, the number of shares issuable pursuant to options may not exceed 378,233.

--------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph compares the cumulative shareholder return on MetLife common stock with the cumulative total return on the Standard & Poor's 500 Stock Index, the Standard & Poor's 500 Insurance Index, and the Standard & Poor's Financial Index. The graph assumes that $100 was invested on April 5, 2000 (the date on which public trading in MetLife common stock commenced) in MetLife common stock and each of the indices described, and that all dividends were reinvested.


-------------------------------------------------------------------------------------------------------------------------------
                                 APRIL 5, 2000      DECEMBER           DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2003
                                                     31, 2000
-------------------------------------------------------------------------------------------------------------------------------
 MetLife, Inc.                      $100               $228               $207               $178                   $224
-------------------------------------------------------------------------------------------------------------------------------
 S&P 500(R)                         $100               $ 90               $ 79               $ 61                   $ 79
-------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Insurance Index            $100               $140               $122               $ 97                   $117
-------------------------------------------------------------------------------------------------------------------------------
 S&P Financial Index                $100               $123               $112               $ 95                   $125
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following table sets forth, at March 1, 2004, the number of shares of common stock of the Company or its affiliates beneficially owned by: (i) each Director;
(ii) each of the Named Executive Officers; and (iii) all Directors and Executive Officers as a group.

----------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                          SHARES OF          DEFERRED                           OWNED AS A
                                         COMMON STOCK       SHARES AND                        PERCENTAGE OF
                                         BENEFICIALLY         SHARE                            COMMON STOCK
NAME AND ADDRESS(1)                      OWNED(2)(3)      EQUIVALENTS(4)        TOTAL          OUTSTANDING
----------------------------------------------------------------------------------------------------------------
 Robert H. Benmosche................         853,442          64,604             918,046              *
----------------------------------------------------------------------------------------------------------------
 Curtis H. Barnette.................          11,179              --              11,179              *
----------------------------------------------------------------------------------------------------------------
 John C. Danforth...................           6,836           4,382              11,218              *
----------------------------------------------------------------------------------------------------------------
 Burton A. Dole, Jr.................           6,851           4,382              11,233              *
----------------------------------------------------------------------------------------------------------------
 Cheryl W. Grise....................           1,297              --               1,297              *
----------------------------------------------------------------------------------------------------------------
 James R. Houghton..................          11,179              --              11,179              *
----------------------------------------------------------------------------------------------------------------
 Harry P. Kamen.....................          11,347           4,382              15,729              *
----------------------------------------------------------------------------------------------------------------
 Helene L. Kaplan...................           9,571           2,645              12,216              *
----------------------------------------------------------------------------------------------------------------
 John M. Keane......................           2,017              --               2,017              *
----------------------------------------------------------------------------------------------------------------
 Catherine R. Kinney................           7,660           1,736               9,396              *
----------------------------------------------------------------------------------------------------------------
 Charles M. Leighton................           6,915           4,382              11,297              *
----------------------------------------------------------------------------------------------------------------
 Sylvia M. Mathews..................             553             369                 922              *
----------------------------------------------------------------------------------------------------------------
 Stewart G. Nagler(5)...............         231,837          42,573             274,410              *
----------------------------------------------------------------------------------------------------------------
 John J. Phelan, Jr.................           8,939           3,245              12,184              *
----------------------------------------------------------------------------------------------------------------
 Hugh B. Price......................           6,846           4,382              11,228              *
----------------------------------------------------------------------------------------------------------------
 Kenton J. Sicchitano...............           2,560              --               2,560              *
----------------------------------------------------------------------------------------------------------------
 William C. Steere, Jr..............           7,846          24,941              32,787              *
----------------------------------------------------------------------------------------------------------------
 C. Robert Henrikson................         222,977          27,690             250,667              *
----------------------------------------------------------------------------------------------------------------
 Lisa M. Weber......................         146,741          15,491             162,232              *
----------------------------------------------------------------------------------------------------------------
 William J. Toppeta.................         172,195          24,334             196,529              *
----------------------------------------------------------------------------------------------------------------
 Gary A. Beller.....................         187,942              --             187,942              *
----------------------------------------------------------------------------------------------------------------
 Gerald Clark.......................         241,621          31,852             273,473              *
----------------------------------------------------------------------------------------------------------------
 Board of Directors of MetLife, but
 not in each Director's individual
 capacity(6)........................     351,051,700(7)           --         351,051,700(7)       46.39%
----------------------------------------------------------------------------------------------------------------
 All Directors and Executive
 Officers as a group(8).............       2,587,734(9)      320,556(9)        2,908,290              *
----------------------------------------------------------------------------------------------------------------

 * Number of shares represents less than one percent of the number of shares of common stock outstanding.

(1) The address of each Director and Named Executive Officer is: c/o MetLife, Inc., One Madison Avenue, New York, New York 10010-3690.

(2) Each Director and Named Executive Officer has sole voting and investment power over the shares beneficially owned as set out in this column opposite his or her name, except for: (i) shares held in the MetLife Policyholder Trust (described in note (6) below); (ii) shares that the Named Executive Officers have the right to acquire under the Stock Plan (set out in note (3) below); and (iii) shares that the Directors have a right to receive under the 2000 Directors Stock Plan and Executive Officers have a right to receive under the MetLife Deferred Compensation Plan for Officers (set out in note
    (4), below). Additionally, Mr. Henrikson has shared investment and voting power over 479 shares included in this column and has no investment or voting power over 20 of shares included in this column.

(3) Includes shares that are subject to options which were granted under the 2000 Directors Stock Plan or the Stock Plan and are exercisable within 60 days of March 1, 2004: 6,836 shares for Messrs. Barnette, Danforth, Dole, Houghton, Kamen, Leighton, Phelan, Price, Steere, and Ms. Kaplan, respectively; 178 shares for Ms. Grise; 1,210 shares for General Keane; 5,631 shares for Ms. Kinney; 553 shares for Ms. Mathews; 1,536 shares for Mr. Sicchitano; 822,600 shares for Mr. Benmosche; 231,418 shares for Mr. Nagler; 167,376 shares for Mr. Beller; 231,418 shares for Mr. Clark; 212,468 shares for Mr. Henrikson; 171,851 shares for Mr. Toppeta; and 144,976 shares for Ms. Weber.

(4) Includes (i) deferred shares under the 2000 Directors Stock Plan and share equivalents under the MetLife Deferred Compensation Plan for Outside
    Directors: 4,382 deferred shares for each of Messrs. Danforth, Dole, Kamen, Leighton, and Price; 2,645 deferred shares for Ms. Kaplan; 1,736 deferred shares for Ms. Kinney; 369 deferred shares for Ms. Mathews; 3,245 deferred shares for Mr. Phelan; and 5,277 deferred shares and 19,664 share equivalents for Mr. Steere; (ii) deferred shares under the MetLife Deferred Compensation Plan for Officers: 64,604 for Mr. Benmosche; 32,390 for Mr. Nagler; 31,852 for Mr. Clark; 27,690 for Mr. Henrikson; 24,334 for Mr. Toppeta; and 15,491 for Ms. Weber; and (iii) 10,183 share equivalents for Mr. Nagler held under the Metropolitan Life Auxiliary Savings and Investment Plan. Deferred shares and share equivalents are not deemed to be beneficially owned unless the owner has a right to receive shares within 60 days, and the deferred shares and shares equivalents listed in this column are not reflected in the column captioned "Shares of Common Stock Beneficially Owned."

(5) Mr. Nagler, a Director and Executive Officer of the Company, is also the Chairman and a Director of Reinsurance Group of America, Incorporated ("RGA"), an affiliate of the Company, and beneficially owns 1,000 shares of RGA common stock (the "RGA Shares"). He exercises sole voting and investment power over the RGA Shares.

(6) The Board of Directors of MetLife, but not any Director in his or her individual capacity, is deemed to beneficially own the shares of common stock held by the MetLife Policyholder Trust because the Board will direct the voting of those shares on certain matters submitted to a vote of shareholders. The amount shown includes shares beneficially owned through the MetLife Policyholder Trust by a Director in the Director's individual capacity.

(7) This number reflects the ownership of the Beneficiaries of the MetLife Policyholder Trust, as reported on Amendment No. 16 to Schedule 13D referred to under the heading "Ownership of MetLife Common Stock" on page 51.

(8) Does not include shares of MetLife common stock held by the MetLife Policyholder Trust beneficially owned by the Board of Directors, but not in each Director's individual capacity.

(9) Includes: (i) 2,471,321 shares that are subject to options that are exercisable within 60 days of March 1, 2004, by all Directors and Executive Officers of the Company as a group; and (ii) 320,556 deferred shares and share equivalents held by all Directors and Executive Officers of the Company as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Exchange Act, requires the Company's Directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person with respect to the Company. The Company believes that during fiscal 2003, except for Ms. Kaplan who filed one late report concerning a purchase of MetLife Common Stock, all filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.

--------------------------------------------------------------------------------
                       OWNERSHIP OF METLIFE COMMON STOCK
--------------------------------------------------------------------------------

The following information was reported to the Securities and Exchange Commission by persons who beneficially owned more than 5% of MetLife common stock as of the dates of their reports.

                                                 AMOUNT AND
                                                  NATURE OF
              NAME AND ADDRESS OF                BENEFICIAL       PERCENT OF
               BENEFICIAL OWNER                   OWNERSHIP         CLASS
              -------------------                -----------      ----------
Beneficiaries of the MetLife Policyholder
  Trust(1).....................................  351,051,700        46.39%
  c/o Wilmington Trust Company, as Trustee
  1100 North Market Street
  Wilmington, DE 19890
AXA Financial, Inc. ...........................   41,728,137(2)      5.51%
  1290 Avenue of the Americas
  New York, New York 10104

(1) In connection with the demutualization of Metropolitan Life Insurance Company, certain of its eligible policyholders were allocated a number of interests in the MetLife Policyholder Trust equal to the number of shares of MetLife common stock allocated to such policyholders. The shares beneficially owned by such policyholders, the beneficiaries of the Trust, are held in the name of Wilmington Trust Company, as Trustee. The Trust Agreement provides the Trustee with directions as to the manner in which to vote, assent or consent shares in the Trust at all times during the term of the Trust. The beneficiaries of the Trust have sole investment power over the shares. As reported on Amendment No. 16 to Schedule 13D, dated March 1, 2004, the MetLife Board of Directors, as a group, had shared voting power with respect to the 351,051,700 shares.

(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2004 by AXA Financial, Inc. ("AXA Financial"), a holding company, filing on behalf of itself, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA. AXA Financial reported beneficial ownership of 38,475,842 shares, constituting 5.1% of the class of shares, with sole dispositive power for all such shares, shared voting power for 7,140,521 of such shares, and sole voting power for 19,652,193 of such shares. The other reporting persons each indicated beneficial ownership of 41,728,137 shares, over which they each claimed sole voting power for 22,238,227 of such shares, shared voting power for 7,140,521 of such shares, sole dispositive power for 38,635,953 of such shares and shared dispositive power for 3,092,184 of such shares. The reporting persons indicated that a majority of the shares reported are held by unaffiliated third-party client accounts managed by Alliance Capital Management L.P., as investment adviser. Alliance Capital Management L.P. is a majority-owned subsidiary of AXA Financial.

                                                                      APPENDIX A
--------------------------------------------------------------------------------

            METLIFE, INC. 2005 STOCK AND INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1 ESTABLISHMENT OF THE PLAN. MetLife, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (hereinafter referred to as the "Plan"), as set forth in this document.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.

The Plan shall become effective, if approved by the Board and shareholders, on April 15, 2005 (the "Effective Date") and shall remain in effect as provided in
Section 1.3 hereof.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company and Affiliates by linking the personal interests of the Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3 DURATION OF THE PLAN. The Plan shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 herein, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions.

1.4 SUCCESSOR PLAN. This Plan shall serve as the successor to the MetLife, Inc. 2000 Stock Incentive Plan (the "Predecessor Plan"), and no further grants shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding awards under the Predecessor Plan immediately prior to the Effective Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

Any Shares of common stock reserved for issuance under the Predecessor Plan in excess of the number of Shares as to which awards have been awarded thereunder shall be transferred into this Plan upon the Effective Date and shall become available for grant under this Plan. Any Shares related to awards granted or issued under the Predecessor Plan that after the Effective Date may lapse, expire, terminate, or are cancelled, are settled in cash in lieu of common stock, are tendered (either by actual delivery or attestation) to pay the option price, or are used to satisfy any tax withholding requirements shall be deemed available for issuance or reissuance under Section 4.1 of this Plan.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company

                                       A-1
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owns, directly or indirectly, at least fifty percent (50%) of the total combined
Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 "AGENCY" means the active relationship between an Agent and an insurance company for which the Agent is licensed.

2.3 "AGENT" means a natural person licensed or otherwise authorized under applicable law to represent the Company or an Affiliate in the sale of insurance or other financial products or services.

2.4 "AWARD" means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms of this Plan.

2.5 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award.

2.6 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7  "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the
Company.

2.8 "CASH-BASED AWARD" means an Award granted under Article 10 herein, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in this Plan.

2.9 "CAUSE" means (i) the willful failure by the Participant to perform substantially the Participant's duties as an Employee or Agent (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Affiliate in any way, including, but not limited to, by way of damage to their respective reputations or standings in their respective industries, (iii) the Participant's having been convicted of, or having entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Affiliate not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Affiliate or not to compete or interfere with the Company or any Affiliate.

2.10  "CHANGE OF CONTROL" shall occur if any of the following events occur:

     (i) Any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined Voting Power of the Company's securities;

     (ii) Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, however, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.10(ii);

     (iii) The shareholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a "Corporate Event"), and immediately following the consummation of which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than

                                       A-2
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     twenty-five percent (25%) of the consolidated assets of the Company immediately prior to such Corporate Event; or

     (iv) Any other event occurs which the Board declares to be a Change of Control.

2.11 "CHANGE OF CONTROL PRICE" means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs.

2.12 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.13 "COMMITTEE" means the Compensation Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2.14 "COMPANY" means MetLife, Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.

2.15 "CONSTRUCTIVELY TERMINATED" means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee or of a relationship as an Agent by an Agent within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:

     (i) Requiring the Employee or Agent to be based as his/her regular or customary place of employment or Agency at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state other than the one in which the Employee or Agent performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the individual's responsibilities;

     (ii) In the case of an Employee, reducing the Employee's base salary below the rate in effect at the time of a Change of Control;

     (iii) In the case of an Employee, failing to pay the Employee's base salary, other wages, or employment-related benefits as required by law; or

     (iv) In the case of an Agent, failing to pay the Agent's compensation or benefits as required by law.

2.16 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

2.17 "EMPLOYEE" means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

2.18 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19 "FAIR MARKET VALUE" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an

Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award's FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.20 "FISCAL YEAR" means the year commencing on January 1 and ending December 31 or other time period as approved by the Board.

2.21  "FREESTANDING SAR" means an SAR that is not a Tandem SAR, as described in
Article 7 herein.

2.22 "GRANT PRICE" means the price against which the amount payable is determined upon exercise of an SAR.

2.23 "INCENTIVE STOCK OPTION" or "ISO" means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.24 "INSIDER" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16 of the Exchange Act, as determined by the Board.

2.25 "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet such requirements.

2.26 "OPTION" means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

2.27 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.28 "PARTICIPANT" means an Employee or an Agent who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.29 "PERFORMANCE-BASED COMPENSATION" means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals under circumstances that satisfy the requirements of Section 162(m) of the Code.

2.30 "PERFORMANCE GOAL" means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more of the Performance Measures.

2.31 "PERFORMANCE MEASURES" means measures as described in Article 11, the attainment of one or more of which shall, as determined by the Committee, determine the vesting, payability, or value of an Award to an Insider that are designated to qualify as Performance-Based Compensation.

2.32 "PERFORMANCE PERIOD" means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33 "PERFORMANCE SHARE" means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34 "PERFORMANCE UNIT" means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35 "PERIOD OF RESTRICTION" means the period when an Award of Restricted Stock or Restricted Stock Unit is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

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

2.36 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof; provided, however, that "Person" shall not include (i) the Company or any Affiliate, (ii) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (iii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.37 "RESTRICTED STOCK" means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.38 "RESTRICTED STOCK UNIT" means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.39 "SHARES" means the shares of common stock of the Company, $.01 par value per Share.

2.40 "STOCK APPRECIATION RIGHT" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.41 "STOCK-BASED AWARD" means an equity-based or equity-related Award granted under Article 10 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.42 "TANDEM SAR" means an SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or an SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether an Option is granted coincident with an SAR, an SAR is not a Tandem SAR unless so specified by the Committee at time of grant.

2.43 "VOTING POWER" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.44 "VOTING SECURITIES" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1 GENERAL. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee or Agent, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 16, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.

3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided, however, that the Committee may not delegate any of its non-administrative powers with respect to

Awards intended to be Performance-Based Compensation; and provided further, that the member(s) or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this Section 3.3. Subject to the terms of the previous sentence, the Committee may delegate to any individual(s) such administrative duties or powers as it may deem advisable

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be sixty-eight million (68,000,000) plus any remaining Shares available for grant under the Predecessor Plan as set forth in
Section 1.4 (such total number of Shares, including such adjustment and remaining Shares, the "Total Share Authorization"). Any Shares issued in connection with an Option or SAR shall be counted against the limit as one (1) Share for every one (1) Share issued; for Awards other than Options and SARs, any Shares issued shall be counted against this limit as one and one-hundred seventy-nine thousandths (1.179) Shares for every one (1) Share issued. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options shall be equal to the Total Authorization. The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be sixty-eight million (68,000,000).

For greater clarity, any Awards that are not settled in Shares shall not reduce any of these reserves. Any Shares related to Awards (or after the Effective Date, awards granted under the Predecessor Plan) which (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's permission for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

Unless and until the Committee determines that an Award to an Insider shall not be designed to qualify as Performance-Based Compensation, the following limits ("Award Limits") shall apply to grants of Awards to Insiders under the Plan:

     (a) OPTIONS AND SARS: The maximum aggregate number of Shares that may be granted in the form of Options or Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant, shall be two million (2,000,000).

     (b) RESTRICTED STOCK/RESTRICTED STOCK UNITS: The maximum aggregate grant with respect to Awards of Restricted Stock/Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

     (c) PERFORMANCE SHARES/PERFORMANCE UNITS: The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Fiscal Year shall be one million (1,000,000) Shares, or equal to the value of one million (1,000,000) Shares determined as of the date of vesting or payout, as applicable.

     (d) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed ten million dollars ($10,000,000) determined as of the date of vesting or payout, as applicable.

     (e) STOCK AWARDS: The maximum aggregate grant with respect to Awards of Stock-Based Awards in any one Fiscal Year to any one Participant shall be one million (1,000,000).

4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 15 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Individuals eligible to participate in the Plan include all Employees and Agents.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time, select from all eligible Employees and Agents, those to whom Awards shall be granted and shall determine in its discretion, the nature, terms, and amount of each Award.

ARTICLE 6. STOCK OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion. Notwithstanding the foregoing, no ISOs may be granted more than ten
(10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, an

Option Price that is set at a premium to the FMV of the Shares on the date of grant, or an Option Price that is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion.

6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price; (c) by a combination of
(a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 TERMINATION OF EMPLOYMENT OR AGENCY. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or Agency with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9  NONTRANSFERABILITY OF OPTIONS.

     (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

     (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement at the time of grant, or thereafter by the Committee, NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the Participant's lifetime only by such Participant.

6.10 NOTIFICATION OF DISQUALIFYING DISPOSITION. The Participant will notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock. The Company will use such information to determine whether a disqualifying disposition as described in
Section 421(b) of the Code has occurred.

6.11 SUBSTITUTING SARS. Regardless of the terms of the Award Agreement, the Committee, at any time when the Company is not subject accounting for equity-based compensation granted to its Employees under APB Opinion 25 (or a successor standard), shall have the right to substitute SARs for outstanding Options granted to any Participant, provided that (i) the substituted SARs call for settlement by the issuance of Shares or by the issuance of Shares or cash as determined by the Committee in its discretion, and (ii) the terms of the substituted SARs and economic benefit of such substituted SARs (including the difference between the Grant Price and Fair Market Value of the Shares associated with the SARs compared to the difference between the Option Price and Fair Market Value of the Shares underlying the Options) are equivalent to the terms and economic benefit of the Options being replaced, as determined by the Committee. The Committee may, based on a determination that this Section 6.11 creates adverse accounting consequences for the Company or otherwise, nullify this Section 6.11.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the

Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 PAYMENT OF SAR AMOUNT. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the FMV of a Share on the date of exercise over the Grant Price; by

     (b)  The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.7 TERMINATION OF EMPLOYMENT OR AGENCY. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or Agency with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.9 OTHER RESTRICTIONS. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 RESTRICTED STOCK OR RESTRICTED STOCK UNIT AGREEMENT. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

8.3 NONTRANSFERABILITY OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

8.4 OTHER RESTRICTIONS. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 19.6, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

     The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from MetLife, Inc.

8.6 VOTING RIGHTS. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

8.8 TERMINATION OF EMPLOYMENT AND AGENCY. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment or Agency with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9 PAYMENT IN CONSIDERATION OF RESTRICTED STOCK UNITS. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee's determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

ARTICLE 9. PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1 GRANT OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 VALUE OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant which may be less than, equal to, or greater than the FMV of a Share. The Committee shall set performance criteria for a Performance Period in its discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and documented in the Award Agreement the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

9.3 EARNING OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.

9.4  FORM AND TIMING OF PAYMENT OF PERFORMANCE SHARES AND PERFORMANCE
UNITS. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.

9.5 DIVIDENDS AND OTHER DISTRIBUTIONS. The Committee will decide if Participants holding Performance Shares will receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.

9.6 TERMINATION OF EMPLOYMENT OR AGENCY. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant's employment or Agency with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7 NONTRANSFERABILITY OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise by the Committee at any time, a Participant's rights under the Plan shall inure during his or her lifetime only to such Participant.

ARTICLE 10. CASH-BASED AWARDS AND STOCK-BASED AWARDS

10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2 VALUE OF CASH-BASED AWARDS. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, the extent to which the performance criteria are met.

10.3 PAYMENT IN CONSIDERATION OF CASH-BASED AWARDS. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

10.4 FORM AND TIMING OF PAYMENT OF CASH-BASED AWARDS. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined by the Committee). Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5 STOCK-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.6 TERMINATION OF EMPLOYMENT OR AGENCY. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant's employment or Agency with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 NONTRANSFERABILITY OF CASH-BASED AWARDS AND STOCK-BASED AWARDS. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Cash-Based Awards and Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 11. PERFORMANCE MEASURES

Notwithstanding any other terms of this Plan, the vesting, payability, or value (as determined by the Committee) of each Award other than an Option or SAR that, at the time of grant, the Committee intends to be Performance-Based Compensation to an Insider shall be determined by the attainment of one or more Performance Goals as determined by the Committee in conformity with Code

Section 162(m). The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Performance Goal(s) relate(s) or such earlier time as required to comply with Code Section 162(m). No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Committee may retain the discretion to reduce the value below such maximum.

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the Performance Goal(s) upon which the payment or vesting of an Award to an Insider that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

     (a)  Net earnings or net income (before or after taxes);

     (b)  Earnings per share;

     (c)  Net sales growth;

     (d)  Net operating profit;

     (e)  Operating earnings;

     (f)  Operating earnings per share;

     (g) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

     (h) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

     (i) Earnings before or after taxes, interest, depreciation, and/or amortization and including/ excluding capital gains and losses;

     (j)  Gross or operating margins;

     (k)  Productivity ratios;

     (l) Share price (including, but not limited to, growth measures and total shareholder return);

     (m)  Expense targets;

     (n)  Margins;

     (o)  Operating efficiency;

     (p)  Customer satisfaction;

     (q)  Employee and/or Agent satisfaction;

     (r)  Working capital targets; and

     (s)  Economic Value Added;

     (t)  Revenue growth;

     (u)  Assets under management growth; and

     (v)  Rating Agencies' ratings.

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goal(s).

The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Insiders, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Insiders that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 12. BENEFICIARY DESIGNATION

A Participant's "beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death. A Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death the beneficiary shall be the Participant's estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

ARTICLE 13. DEFERRALS AND SHARE SETTLEMENTS

Notwithstanding any other provision under the Plan, the Committee may permit or require a Participant to defer such Participant's receipt of any Award, or payment in consideration of any Award, under the terms of this Plan or another Plan. To the extent such deferral is permitted by the Committee under the terms of this Plan rather than another Plan, the Committee shall establish rules and procedures for such deferrals as it sees fit.

ARTICLE 14. RIGHTS OF EMPLOYEES AND AGENTS

14.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment, Agency or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or Agency contract with the Company or an Affiliate and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the

Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment or Agency of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment or Agency. The Committee may stipulate in a Participant's Award Agreement or otherwise the conditions under which a transfer of employment or Agency to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed a termination of employment or Agency for purposes of an Award.

14.2 PARTICIPATION. No Employee or Agent shall have the right to be selected to receive an Award. No Employee or Agent, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

14.3 RIGHTS AS A SHAREHOLDER. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15. CHANGE OF CONTROL

15.1  ACCELERATED VESTING AND PAYMENT.  Subject to the provisions of Section
15.2 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national security exchange:

     (a) Any and all Options and SARs granted hereunder shall become immediately exercisable; additionally, if a Participant's employment or Agency is involuntarily terminated for any reason except Cause within twelve (12) months of such Change in Control, the Participant shall have until the earlier of (i) twelve (12) months following such termination date , or (ii) the term of the Option or SAR, to exercise such Options or SARs;

     (b) Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately payable;

     (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including but not limited to Awards intended to be Performance-Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control:

        (i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

        (ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control;

     (d) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately vest and pay out all Cash-Based Awards and Other Stock-Based Awards as determined by the Committee; and

     (e) The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change in Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the FMV on the date of settlement.

15.2 ALTERNATIVE AWARDS. Notwithstanding Section 15.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an "Alternative Award") by any successor as described in Article 18; provided that any such Alternative Award must:

     (a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change of Control;

     (b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     (c) Have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

     (d) Have terms and conditions which provide that in the event that the Participant's employment or Agency is involuntarily terminated or Constructively Terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 16. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

16.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided however, that:

     (a) Without the prior approval of the Company's shareholders, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option.

     (b) To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation, or exchange requirement.

16.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. To the extent such adjustment affects Awards to Insiders intended to be Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

16.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 17. WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares or the Participant making such other arrangements, in either case on such conditions as the Committee specifies.

ARTICLE 18. SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

ARTICLE 19. GENERAL PROVISIONS

19.1 FORFEITURE EVENTS. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment or Agency under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

19.2 LEGEND. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

     (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

     (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.4 INVESTMENT REPRESENTATIONS. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.5 EMPLOYEES AND AGENTS BASED OUTSIDE OF THE UNITED STATES. Without limiting in any way the generality of the Committee's powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees or Agents, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:

     (a)  Determine which Affiliates shall be covered by the Plan;

     (b) Determine which Employees and Agents outside the United States are eligible to participate in the Plan;

     (c) Modify the terms and conditions of any Award granted to Employees or Agents outside the United States to comply with applicable foreign laws;

     (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.5 by the Committee shall be attached to this Plan document as appendices; and

     (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

19.6 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

19.7 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

19.8 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

19.9 OTHER COMPENSATION AND BENEFIT PLANS. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program, or arrangement.

19.10 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

ARTICLE 20. LEGAL CONSTRUCTION

20.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's or the Affiliate's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.4 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                     METLIFE ANNUAL VARIABLE INCENTIVE PLAN
--------------------------------------------------------------------------------

ARTICLE 1. PURPOSE, EFFECTIVENESS, AND DURATION

1.1 PURPOSE OF THE PLAN. The purpose of the MetLife Annual Variable Incentive Plan (the "Plan") is to align total annual pay with the Company's annual financial business results, provide competitive levels of pay for competitive levels of Company performance, and make a competitive portion of total compensation variable based on Company, business unit, and individual performance.

1.2 EFFECTIVE DATE. The Plan shall become effective on the Effective Date and shall amend, restate, and supersede the prior Annual Variable Incentive Plan if approved by the Board and shareholders of the Company. In the absence of shareholder approval, the Plan and any Awards granted pursuant to the Plan prior to the date of such approval shall be null and void.

1.3 DURATION OF THE PLAN. The Plan shall remain in effect indefinitely, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 9 herein.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 "AWARD" means an annual incentive compensation award payable under this Plan and subject to its terms.

2.3 "BENEFICIARY" means the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan, if any, in the event of the Participant's death.

2.4  "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the
Company.

2.5 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.6 "COMMITTEE" means the Compensation Committee of the Board, or such other committee as may be appointed by the Board for the purpose of administering the Plan.

2.7 "COMPANY" means MetLife, Inc., a Delaware corporation, or any successor thereto.

2.8  "DIRECTOR" means any individual who is a member of the Board of Directors.

2.9  "EFFECTIVE DATE" means January 1, 2004.

2.10 "EMPLOYEE" means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees to whom Awards may be granted on the terms and conditions set forth in the Plan, or (in the case of any individuals who are not Insiders) on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

2.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.12 "INSIDER" means an individual who is, on the relevant date, subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.13 "PARTICIPANT" means an Employee of the Company or an Affiliate who has been selected to receive an Award under the terms of the Plan.

2.14 "PERFORMANCE-BASED COMPENSATION" means compensation to an Insider pursuant to an Award that is granted in order to provide remuneration solely on account of the attainment of one or more preestablished, objective Performance Measures under circumstances that satisfy the requirements of Code Section 162(m).

2.15 "PERFORMANCE GOAL" means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more of the Performance Measures.

2.16 "PERFORMANCE MEASURES" means measures as described in Article 5, the attainment of one or more of which shall, as determined by the Committee, determine whether Awards shall be payable as Performance-Based Compensation.

2.17  "PLAN" means the MetLife Annual Variable Incentive Plan.

2.18 "VOTING POWER" shall mean such number of Voting Securities as shall enable the holders thereof to cast a specified percentage of the votes which could be cast in an annual election of directors of a company.

2.19 "VOTING SECURITIES" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company

ARTICLE 3. ELIGIBILITY AND PARTICIPATION

3.1  ELIGIBILITY. Each Employee is eligible to participate in the Plan.

3.2 PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select from all eligible Employees those to whom Awards shall be granted.

ARTICLE 4. AWARD TERMS

4.1 GRANT OF AWARDS. The Committee shall grant all Awards on and after the Effective Date and determine in its discretion the amount, nature, and any and all terms and conditions permissible by law of each Award. Subject to the requirements of Code Section 162(m) with regard to Awards intended to be Performance-Based Compensation, the Committee may grant Awards (a) in advance of and contingent upon the attainment of any performance criteria or other contingencies applicable to the Award; (b) following the attainment of any performance criteria or other contingencies the Committee previously made prospectively applicable to an anticipated or possible Award; or (c) that are and were not contingent upon the attainment of any performance criteria or other contingencies.

4.2 MAXIMUM LIMIT REGARDING AWARDS. The maximum aggregate amount awarded or credited with respect to an Award to any one Participant in any one-year period may not exceed ten million dollars ($10,000,000.00) determined as of the date the Award is payable.

4.3 FORM OF PAYMENT. All Awards granted under this Plan shall, if payable, be payable in cash unless otherwise determined by the Committee.

4.4 DEFERRAL OF AWARD. Notwithstanding any other provision of the Plan, the Committee may permit or require a Participant to defer such Participant's receipt of any Award under the terms of this Plan or another plan. To the extent such deferral is permitted by the Committee under the terms of this Plan rather than another plan, the Committee shall establish rules and procedures for such deferrals as it sees fit.

ARTICLE 5. PERFORMANCE-BASED COMPENSATION

Notwithstanding any other terms of this Plan, the vesting, payability, or value (as determined under the performance formula set by the Committee) of each Award that the Committee intends, at time of grant, to be Performance-Based Compensation to an Insider shall be determined by the attainment of one or more Performance Goals as determined by the Committee in conformity with Code Section 162(m). The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Performance Goal(s) relate(s) or such earlier time as required to comply with Code Section 162(m). No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Committee may retain discretion to reduce the value below such maximum.

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 5, the Performance Goal(s) upon which the payment of an Award to an Insider that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

     (a)  Net earnings or net income (before or after taxes);

     (b)  Earnings per share;

     (c)  Net sales growth;

     (d)  Net operating profit;

     (e)  Operating earnings;

     (f)  Operating earnings per share

     (g) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

     (h) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

     (i) Earnings before or after taxes, interest, depreciation, and/or amortization and including/ excluding capital gains and losses;

     (j)  Gross or operating margins;

     (k)  Productivity ratios;

     (l) Share price (including, but not limited to, growth measures and total shareholder return);

     (m)  Expense targets;

     (n)  Margins;

     (o)  Operating efficiency;

     (p)  Customer satisfaction;

     (q)  Employee and/or Agent satisfaction;

     (r)  Working capital targets;

     (s)  Economic Value Added

     (t)  Revenue growth;

     (u)  Assets under management growth; and

     (v)  Rating Agencies' ratings.

Any Performance Measure may be used to measure the performance of the Company as a whole, any Affiliate, any business unit of the Company or any Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated vesting or payability of any Award based on the achievement of Performance Goal(s)s.

The Committee may provide that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Insider, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Insiders that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 6. TERMINATION OF EMPLOYMENT

The Committee shall determine the extent to which the Participant shall have the right to receive an Award following termination of the Participant's employment with the Company or an Affiliate. Such terms need not be uniform among all Participants and Awards, and may reflect distinctions based on the reasons for termination or any other bases permissible by law.

ARTICLE 7. BENEFICIARY DESIGNATION

A Participant may designate a Beneficiary or change a previous Beneficiary by using forms and following procedures approved or accepted by the Company or an Affiliate for that purpose. If, at the Participant's death, no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan, the Beneficiary shall be the Participant's surviving spouse or, should the Participant have no surviving spouse, the Participant's estate. The Committee may, in its discretion, modify the foregoing, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 7, or both, in favor of another method of determining beneficiaries.

ARTICLE 8. ADMINISTRATION

8.1 GENERAL. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, Affiliates, and all other interested parties.

8.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards, to determine the terms and conditions of Awards, and to adopt such rules, regulations, and guidelines for administering the Plan or exercising any of its rights or responsibilities as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 9, adopting modifications and amendments.

8.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided, however, that the Committee may not delegate any of its non-administrative powers with respect to Awards intended to be Performance-Based Compensation, and provided further, that the member(s) or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this
Section 3.3. Subject to the terms of the previous sentence, the Committee may delegate to any person(s) such administrative duties or powers as it may deem advisable.

ARTICLE 9. AMENDMENT AND TERMINATION OF THE PLAN

9.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part. No amendment of the Plan shall be effective without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

9.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. Adjustment to Awards constituting Performance-Based Compensation shall be made only if such Awards subsequent to such adjustments meet the requirements of Code Section 162(m) for deductibility.

9.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary with the exception of Section 1.2, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

ARTICLE 10. GENERAL PROVISIONS

10.1 INTERPRETATION. The Plan is designed and intended to comply, to the extent applicable to Performance-Based Compensation, with Code Section 162(m), and all provisions hereof shall be construed in a manner to so comply.

10.2 NONTRANSFERABILITY. Except as otherwise provided by the Committee, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as otherwise provided by the Committee, a Participant's rights under the Plan, if any, shall be exercisable during the Participant's lifetime only by the Participant.

10.3 PARTICIPANT RIGHTS. No Participant shall have any right to an Award under the Plan. The Committee is not obligated to set terms of Awards that are uniform among Participants or Awards.

10.4 NO RIGHT TO CONTINUED EMPLOYMENT. Neither eligibility to participate nor participation in the Plan shall confer upon a Participant any right to continuation of employment by the Company or any

Affiliate, nor shall the Plan interfere in any way with the Company's or any Affiliate's or any employee's right to terminate a Participant's employment at any time.

10.5 WITHHOLDING TAXES. The Company and each Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan.

10.6 REQUIREMENTS OF LAW. Awards shall be subject to all applicable laws, rules, and regulations. The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction which authority is deemed by the Company's or the Affiliate's counsel to be necessary to the lawful payment hereunder shall relieve the Company or Affiliate of any liability for the failure to make a payment as to which such requisite authority shall not have been obtained.

10.7 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or any Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company or Affiliate employing the Participant at the time payment pursuant to an Award is due. Should neither the Company nor an Affiliate employ the Participant at the time payment pursuant to an Award is due, the Award shall be the general, unsecured obligation of the last of the Company or Affiliate to employ the Participant (as such employment is specified in the Human Resources records of the Company and Affiliates) prior to the time payment is due. To the extent that any person acquires a right to receive payments from the Company or any Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments made under the Plan shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA. Notwithstanding any of the other terms of this Plan, no Affiliate shall be liable for an Award unless the Affiliate has approved or ratified the Plan or the Award.

10.8 OTHER COMPENSATION AND BENEFIT PLANS. Nothing in this Plan shall be construed to limit the right of the Company or any Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program, or arrangement.

10.9 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or any Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

10.10 GOVERNING LAW. The Plan shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

10.11 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

                                                                      APPENDIX C
--------------------------------------------------------------------------------

       METLIFE, INC. 2005 NON-MANAGEMENT DIRECTOR STOCK COMPENSATION PLAN
--------------------------------------------------------------------------------

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1 ESTABLISHMENT OF THE PLAN. MetLife, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan (hereinafter referred to as the "Plan"), as set forth in this document.

The Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock-Based Awards.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate, and retain well qualified individuals as Non-Management Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3 DURATION OF THE PLAN. The Plan shall commence as of the Effective Date and shall remain in effect until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions, in each case subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 13 herein.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 "AWARD" means, individually or collectively, a grant of Options, Restricted Stock, Restricted Stock Units, or Stock-Based Awards, in each case under and subject to the terms of this Plan.

2.3 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.4 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5  "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the
Company.

2.6 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.7 "COMMITTEE" means the Governance Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2.8 "COMPANY" means MetLife, Inc., a Delaware corporation, and any successor thereto as provided in Article 14 herein.

2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

2.10  "EFFECTIVE DATE" means April 15, 2005.

2.11  "EMPLOYEE" means any employee of the Company or an Affiliate.

2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.13 "FAIR MARKET VALUE" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award's FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.14  "FREESTANDING SAR" means an SAR that is not a Tandem SAR, as described in
Article 7 herein.

2.15 "GRANT PRICE" means the price against which the amount payable is determined upon exercise of an SAR.

2.16  "NON-MANAGEMENT DIRECTOR" means a Director who is not an Employee.

2.17 "OPTION" means the conditional right to purchase Shares at a stated Option Price for a specified period of time, subject to the terms of this Plan. Each Option shall be a Nonqualified Stock Option, in that no Option shall be an Incentive Stock Option intended to meet the requirements of Section 422 of the Code.

2.18 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.19 "PARTICIPANT" means an Non-Management Director who has received an Award, or who has an outstanding Award granted under the Plan.

2.20 "PERIOD OF RESTRICTION" means the period when an Award of Restricted Stock or Restricted Stock Unit is subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.21 "RESTRICTED STOCK" means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.22 "RESTRICTED STOCK UNIT" means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.23 "SHARES" means the shares of common stock of the Company, $.01 par value per Share.

2.24 "STOCK APPRECIATION RIGHT" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.25 "STOCK-BASED AWARD" means an equity-based or equity-related Award granted under Article 9 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.26 "TANDEM SAR" means an SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or an SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether an Option is granted coincident with an SAR, an SAR is not a Tandem SAR unless so specified by the Committee at time of grant.

2.27 "VOTING POWER" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.28 "VOTING SECURITIES" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1 GENERAL. The Committee shall be responsible for administering the Plan. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, establishing all Award terms and conditions and, subject to
Article 13 and Section 6.3, adopting modifications and amendments to the Plan or any Award Agreement.

3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates, or to any other individual(s) such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be two million (2,000,000). The maximum aggregate number of Shares that may be granted in any one calendar year to any one Participant under the Plan shall be twenty-five thousand (25,000).

Any Shares related to Awards which (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's permission for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the annual Participant Share Award limit, and any other value determinations applicable to outstanding Awards or to this Plan.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 13, Section 6.3, and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Individuals eligible to participate in the Plan include all Non-Management Directors.

5.2 PARTICIPATION. Subject to the provisions of the Plan, the Committee from time to time may make Awards and determine in its discretion, the nature, terms, and amount of each Award.

ARTICLE 6. STOCK OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.

6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or an Option Price that is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion. Without the prior approval of the Company's shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option.

6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.7 TERMINATION OF DIRECTORSHIP. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's service as a Director. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.8 NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in a Participant's Award Agreement at the time of grant, or thereafter by the Committee, Options granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all Options granted to a Participant under this Article 6 shall be exercisable during the Participant's lifetime only by such Participant.

6.9 SUBSTITUTING SARS. Regardless of the terms of the Award Agreement, the Committee, at any time when the Company is subject to fair value accounting for equity-based compensation, shall have the right to substitute SARs for outstanding Options granted to any Participant, provided the substituted SARs call for settlement by the issuance of Shares, and the terms of the substituted SARs and economic benefit of such substituted SARs are equivalent to the terms and economic benefit of the Options being replaced, as determined by the Committee.

6.10 PAYMENT FOR OPTIONS. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price; (c) by a combination of
(a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include (but not be limited to) a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6 PAYMENT OF SAR AMOUNT. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the FMV of a Share on the date of exercise over the Grant Price; by

     (b)  The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.7 TERMINATION OF DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's service as a Director. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.9 OTHER RESTRICTIONS. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 RESTRICTED STOCK OR RESTRICTED STOCK UNIT AGREEMENT. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

8.3 NONTRANSFERABILITY OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

8.4 OTHER RESTRICTIONS. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 15.4, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

     The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from MetLife, Inc.

8.6 VOTING RIGHTS. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

8.8 TERMINATION OF DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's service as a Director. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9 PAYMENT IN CONSIDERATION OF RESTRICTED STOCK UNITS. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee's determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

ARTICLE 9. STOCK-BASED AWARDS

9.1 STOCK-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, or in satisfaction of any obligation of the Company or an Affiliate to a Non-Management Director, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.2 TERMINATION OF DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant's service as a Director. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.3 NONTRANSFERABILITY OF STOCK-BASED AWARDS. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 10. BENEFICIARY DESIGNATION

A Participant's "beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death. A Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death the beneficiary shall be the Participant's estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 10, or both, in favor of another method of determining beneficiaries.

ARTICLE 11. DEFERRALS AND SHARE SETTLEMENTS

Notwithstanding any other provision under the Plan, the Committee may permit or require a Participant to defer such Participant's receipt of any Award, or payment in consideration of any Award, under the terms of this Plan or another Plan. To the extent such deferral is permitted by the Committee under the terms of this Plan rather than another Plan, the Committee shall establish rules and procedures for such deferrals as it sees fit.

ARTICLE 12. RIGHTS OF NON-MANAGEMENT DIRECTORS

12.1 DIRECTORSHIP. Nothing in the Plan or an Award Agreement shall be construed to confer a right to be elected or to continue to serve as a Director. No Participant shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's shareholders. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Board to otherwise remove the Participant from the Board at any time, nor confer upon any Participant a right to remain a member of the Board for any period of time, or at any particular rate of compensation.

12.2 PARTICIPATION. No Non-Management Director, having received an Award, shall have the right to receive a future Award or (if receiving such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

12.3 RIGHTS AS A SHAREHOLDER. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 13. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

13.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided however, that to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation, or exchange requirement.

13.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

13.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 14. SUCCESSORS

Any obligations of the Company under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company, as applicable.

ARTICLE 15.  GENERAL PROVISIONS

15.1 FORFEITURE EVENTS. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

15.2 LEGEND. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

15.3 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

     (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

     (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

15.4 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

15.5 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company. To the extent that any individual acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

15.6 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement but shall, instead, be payable in cash.

15.7 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

ARTICLE 16. LEGAL CONSTRUCTION

16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.4 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

                                                                      APPENDIX D
--------------------------------------------------------------------------------

                            AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

ROLE OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors to perform the functions the Committee is required by law or regulation to perform and to assist the Board in fulfilling its responsibility to oversee:

     - the Company's accounting and financial reporting processes and the audits of the Company's financial statements;

     - the adequacy of the Company's internal control over financial reporting;

     - the integrity of its financial statements;

     - the qualifications and independence of the Company's independent auditor;

     - the appointment, retention and performance of the Company's independent auditor and the performance of the internal audit function; and

     - the Company's compliance with legal and regulatory requirements.

QUALIFICATIONS AND APPOINTMENT OF AUDIT COMMITTEE MEMBERS

On the recommendation of the Governance Committee, the Board of Directors appoints the Chair and the members of Audit Committee, having determined their qualifications. Audit Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board may determine.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the director and audit committee member independence requirements of the Corporate Governance Standards of the New York Stock Exchange, and Rule 10A-3 under the Securities Exchange Act of 1934.

Audit Committee members may not simultaneously serve on the audit committees of more than two other public companies.

Each member of the Audit Committee should be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment; provided, however, that if any member of the Audit Committee is not financially literate when appointed to the Committee, then he or she must become financially literate within a reasonable time after appointment.

At least one member of the Audit Committee:

     - shall be determined by the Board of Directors to have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment; and

     - shall be determined by the Board of Directors to be an "audit committee financial expert," as such term is defined by the Commission in Item 401(h) of Regulation S-K.

AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee shall:

     - be solely and directly responsible for appointing (subject to shareholder ratification where appropriate), terminating, approving the compensation and terms of engagement of, and overseeing the work of any registered public accounting firm that is engaged as the Company's independent auditor to prepare or issue an audit report, including the scope, plans and results of the audit and the Company's financial statements, and the Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent auditor for rendering or issuing such audit report;

     - pre-approve all audit and, subject to Section 10A(i) of the Exchange Act and rules promulgated thereunder, permitted non-audit services (including the fees and terms thereof) provided by the independent auditor to the Company and its subsidiaries. The Audit Committee may delegate authority to pre-approve audit and permitted non-audit services to any one or more Committee members and such member or members to whom such authority is delegated, upon any exercise of such authority, shall submit or cause to be submitted to the Committee at its next scheduled meeting a report on activities pursuant to such delegation;

     - be responsible for resolving any disagreements between management and the Company's independent auditor concerning financial reporting;

     - have authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and the Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent auditor for rendering or issuing an audit report and to any advisers engaged by the Committee, and for payment of administrative expenses of the Committee that are necessary or appropriate in carrying out its duties; and

     - review and approve procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

With respect to the Company's internal control over financial reporting, the Audit Committee shall:

     - review and discuss with management, the internal auditor and the independent auditor management's reports evaluating the adequacy and effectiveness of the Company's internal control over financial reporting, including any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that could adversely affect the Company's ability to record, process, summarize and report financial information;

     - review and discuss with management, the internal auditor and the independent auditor, the independent auditor's reports concerning the adequacy of the Company's internal control over financial reporting; and

     - review and discuss with management, the internal auditor and the independent auditor management's reports concerning the prevention and detection of fraud against the Company, including reports of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

With respect to the Company's financial statements and disclosures of financial information, the Audit Committee shall:

     - discuss with the independent auditor, and with the internal auditor, in each case out of the presence of management if deemed appropriate, (a) the audit process, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor's activities or access to requested information imposed by management and any significant disagreements with management; and (b) the Company's internal control over financial reporting, and the budget, staffing and quality of the Company's internal audit function, including any "management" or "internal control" letter issued or proposed to be issued by such auditor to the Company, and management's response thereto;

     - discuss with management, the internal auditor and the independent auditor the quality and the acceptability of the Company's accounting policies and any significant changes to the Company's auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management;

     - discuss with the independent auditor all alternative accounting treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management;

     - review and discuss with management, the internal auditor and the independent auditor:

      -- significant issues regarding accounting and auditing principles and practices and financial statement presentations, including critical accounting policies and estimates, any significant changes in the Company's selection or application of accounting principles and any significant issues that may have been raised by management, the internal auditor or the independent auditor as to the adequacy of the Company's internal control over financial reporting and any special audit steps adopted in light of material control deficiencies;

      -- analyses prepared by management, the internal auditor and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

      -- the effect of regulatory and accounting initiatives on the financial statements;

     - review any material financial or other arrangements of the Company that do not appear on the Company's financial statements, any reports by management, the internal auditor or the independent auditor regarding any such arrangements of the Company that do not appear on the Company's financial statements, and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company's financial statements;

     - review management's reports evaluating the effectiveness of the Company's disclosure controls and procedures in assuring that material information required to be disclosed in the Company's periodic reports filed with the Commission is reported to management, appropriately processed and summarized by management and reflected in such reports filed with the Commission within the specified time periods;

     - discuss with management, the internal auditor and the independent auditor the Company's quarterly reports on Form 10-Q and the interim financial information contained therein, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," or authorize the Chair of the Committee to discuss the foregoing with management, the internal auditor and the independent auditor and make a report thereon to the full Committee, prior to the filing of such quarterly reports with the Commission;

     - discuss with management the Company's practices regarding earnings press releases as well as the provision of financial information and earnings guidance by management to analysts and rating agencies;

     - discuss with management, the internal auditor and the independent auditor the audited financial statements to be included in the Company's annual reports on Form 10-K, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of such reports with the Commission and discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61; and

     - based on its discussions with management, the internal auditor and the independent auditor and upon the receipt of an opinion of the Company's independent auditor on the Company's financial statements, in form and content satisfactory to the Committee, determine whether to recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Reports on Form 10-K for filing with the Commission.

The Audit Committee also shall:

     - periodically discuss the Company's guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management;

     - review with management, the internal auditor and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that are brought to its attention that raise material issues regarding the Company's financial statements or accounting policies;

     - receive reports from the Company's General Counsel concerning significant legal and regulatory matters;

     - review the Company's policies on ethical business conduct and review reports concerning the monitoring of compliance with such policies;

     - review reports concerning executive officers' expenses and perquisites and their personal use of private aircraft, and review reports concerning such officers' compliance with the Company's policies and procedures with respect to such expenses and perquisites and personal use of private aircraft;

     - meet at least six times a year or more frequently as circumstances may require;

     - meet regularly in executive session separately with management and with the Company's internal and external auditors;

     - exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board of Directors; and

     - make regular reports to the Board of Directors about the Committee's activities.

AUDIT COMMITTEE'S RELATIONSHIP WITH THE COMPANY'S INDEPENDENT AUDITOR

The Company's independent auditor shall make reports directly to the Audit Committee and be accountable to the Audit Committee.

The Company's independent auditor shall periodically and at least annually submit to the Committee a formal written statement delineating all relationships between the independent auditor and the Company. Based on such statements, the Audit Committee shall discuss with the independent auditor any disclosed relationships or services that might impact the independent auditor's objectivity and independence. The Committee also shall consider whether the independent auditor's provision of non-audit services to the Company is compatible with the maintenance of the auditor's independence.

At least annually, the independent auditor shall provide a report to the Audit Committee describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

The Audit Committee shall review the foregoing report and the independent auditor's work and evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor's engagement with the Company, and present its conclusions to the Board of Directors and, if so determined by the Committee, recommend that the Board of Directors take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor. The Audit Committee shall assure the regular rotation of the audit engagement team partners to the extent that such rotation is required by law.

The Audit Committee shall set clear policies for the Company's employment of employees or former employees of the Company's independent auditor.

AUDIT COMMITTEE'S RELATIONSHIP WITH THE COMPANY'S INTERNAL AUDITOR

The Company's internal auditor shall make reports directly to the Audit Committee and be accountable to the Audit Committee.

The Audit Committee shall review the budget, staffing and quality of the Company's internal audit function and the appointment and termination of senior internal audit personnel.

The Audit Committee shall review all significant reports to management prepared by internal audit personnel.

LIMITATION ON AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Accordingly, in carrying out its oversight responsibilities, the Audit Committee does not provide any expert or special assurance as to the Company's financial statements; nor does it provide any professional certification as to the independent auditor's work.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

Annually, the Committee shall cause to be included in the Company's proxy statement the report of the Committee to the Company's shareholders as required by Commission regulations.

ANNUAL EVALUATION OF THE COMMITTEE'S PERFORMANCE

Annually, the Committee shall conduct an evaluation of its performance.

                                                                      APPENDIX E
--------------------------------------------------------------------------------

             CATEGORICAL STANDARDS REGARDING DIRECTOR INDEPENDENCE
--------------------------------------------------------------------------------

                 (Excerpt from Corporate Governance Guidelines)

A majority of the Board of Directors shall be independent within the meaning of the Corporate Governance Standards of the New York Stock Exchange.

The Board of Directors has developed the following categorical standards for determining the materiality of relationships that the Directors may have with the Company. A Director shall not be deemed to have a material relationship with the Company that impairs the Director's independence as a result of any of the following relationships:

     - the Director is an officer or other person holding a salaried position of an entity (other than a principal, equity partner or member of such entity) that provides professional services to the Company and the amount of all payments from the Company to such entity during the most recently completed fiscal year was less than two percent of such entity's consolidated gross revenues;

     - the Director is the beneficial owner of less than five percent of the outstanding equity interests of an entity that does business with the Company;

     - the Director is an executive officer of a civic, charitable or cultural institution that received less than the greater of $1 million or two percent of its consolidated gross revenues, as such term is construed by the New York Stock Exchange for purposes of Section 303A.02(b)(v) of the Corporate Governance Standards, from the Company and the MetLife Foundation for each of the last three fiscal years;

     - the Director is an officer of an entity that is indebted to the Company, or to which the Company is indebted, and the total amount of either the Company's or the business entity's indebtedness is less than three percent of the total consolidated assets of such entity as of the end of the previous fiscal year; and

     - the Director obtained products or services from the Company on terms generally available to customers of the Company for such products or services.

The Board retains the sole right to interpret and apply the foregoing standards in determining the materiality of any relationship.

The Board shall undertake an annual review of the independence of all non-management Directors. To enable the Board to evaluate each non-management Director, in advance of the meeting at which the review occurs, each non-management Director shall provide the Board with full information regarding the Director's business and other relationships with the Company, its affiliates and senior management.

Directors must inform the Board whenever there are any material changes in their circumstances or relationships that could affect their independence, including all business relationships between a Director and the Company, its affiliates, or members of senior management, whether or not such business relationships would be deemed not to be material under any of the categorical standards set forth above. Following the receipt of such information, the Board shall reevaluate the Director's independence.

[Recycled Logo. Printed on recycled paper with enviornmentally friendly inks in the USA. PEANUTS (copyright symbol) United Feature Syndicate, Inc. www.snoopy.com]

(METLIFE LOGO)

                            METLIFE, INC. PROXY CARD

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METLIFE, INC.
                                     FOR THE
                       2004 ANNUAL MEETING, APRIL 27, 2004

THE SHAREHOLDER(S) WHOSE SIGNATURE(S) APPEAR(S) ON THE REVERSE SIDE OF THIS PROXY CARD HEREBY APPOINT(S) JAMES L. LIPSCOMB, GWENN L. CARR, AND JAMES D. GAUGHAN, OR ANY OF THEM, EACH WITH FULL POWER OF SUBSTITUTION, AS PROXIES TO VOTE ALL SHARES OF METLIFE, INC. COMMON STOCK THAT THE SHAREHOLDER(S) WOULD BE ENTITLED TO VOTE ON ALL MATTERS THAT MAY PROPERLY COME BEFORE THE 2004 ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS. THE PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED BY THE SHAREHOLDER(S) ON THE REVERSE OF THIS PROXY CARD. IF THIS PROXY CARD IS SIGNED AND RETURNED BY THE SHAREHOLDER(S), AND NO SPECIFICATIONS ARE INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS OF METLIFE, INC. IF THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES APPOINTED THEREBY WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY BE PRESENTED FOR A VOTE AT THE 2004 ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS.

          (CONTINUED, AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

    ADDRESS CHANGE/COMMENTS (Mark the corresponding box on the reverse side)


________________________________________________________________________________
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, AND 5, AND "AGAINST" PROPOSAL 6.

                                                         Please mark
                                                         your votes as    /X/
                                                         indicated in
                                                         this example


1. Election of Class II Directors

The Class II nominees for
election as Directors are:                      FOR          WITHHOLD
(01) Curtis H. Barnette
(02) John C. Danforth                           / /            / /
(03) Burton A. Dole, Jr.
(04) Harry P. Kamen
(05) Charles M. Leighton

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) or number(s) as listed above in the space provided below.

Exceptions:  ______________________________

___________________________________________



2. Approval of the MetLife,            FOR             AGAINST         ABSTAIN
   Inc. 2005 Stock and
   Incentive Compensation              / /               / /             / /
   Plan

3. Approval of the MetLife             FOR             AGAINST         ABSTAIN
   Annual Variable
   Incentive Plan                      / /               / /             / /

4. Approval of the MetLife,            FOR             AGAINST         ABSTAIN
   Inc. 2005 Non-
   Management Director                 / /               / /             / /
   Stock Compensation Plan

5. Ratification of                     FOR             AGAINST         ABSTAIN
   appointment of Deloitte
   & Touche LLP as                     / /               / /             / /
   Independent Auditor
   for 2004

6. Shareholder proposal                FOR             AGAINST         ABSTAIN
   concerning CEO
   compensation                        / /               / /             / /

Electronic Delivery:

You may consent to access MetLife, Inc.'s Annual Reports to Shareholders, Proxy Statements, prospectuses, and other shareholder communications on-line at: https://vault.melloninvestor.com/isd.

If you plan to attend the meeting, please mark this box.                    / /

If you wish to include any comments, please mark this box
and use reverse side.                                                       / /


To change your address, please mark this box and indicate
your new address on the reverse side of this card.                          / /

Signature of Shareholder(s)_____________________________________________________

Signature of Shareholder(s)_____________________________________________________


Dated:____________________

   (When signing as attorney, executor, administrator, trustee, or in another representative capacity, include signature and title.)
________________________________________________________________________________
                  - FOLD AND DETACH HERE BEFORE MAILING CARD -

                          VOTE BY INTERNET OR TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

                   Internet and telephone voting is available
                through 11:59 p.m. Eastern Time on April 26, 2004

              YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF
                YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

                                    INTERNET

                            HTTP://WWW.EPROXY.COM/MET

                            Use the Internet to vote.
                            Have your proxy card in
                            hand when you access the
                            web site.

                                       OR

                                    TELEPHONE

                                 1-800-435-6710

                            Use any touch-tone
                            telephone to vote. Have
                            your proxy card in hand
                            when you call.

                                       OR

                                      MAIL

                            Mark, sign and date your
                            proxy card and return it in
                            the enclosed postage-paid
                            envelope.

      IF YOU VOTE BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                YOUR PROXY CARD.

(METLIFE LOGO)

                      METLIFE, INC. VOTING INSTRUCTION FORM

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METLIFE, INC.
                   FOR THE 2004 ANNUAL MEETING, APRIL 27, 2004

DIRECTIONS TO MELLON BANK, N.A., TRUSTEE OF THE SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES OF METLIFE AND PARTICIPATING AFFILIATES COMPANY STOCK FUND.

AS A PLAN PARTICIPANT, YOU HAVE THE RIGHT TO DIRECT THE PLAN TRUSTEE HOW TO VOTE THE SHARES OF METLIFE, INC. COMMON STOCK THAT ARE ALLOCATED TO YOUR PLAN ACCOUNT AND SHOWN ON THE REVERSE OF THIS VOTING INSTRUCTION FORM. THE PLAN TRUSTEE WILL HOLD YOUR INSTRUCTIONS IN COMPLETE CONFIDENCE EXCEPT AS MAY BE NECESSARY TO MEET LEGAL REQUIREMENTS.

YOU MAY INSTRUCT THE PLAN TRUSTEE HOW TO VOTE BY TELEPHONE, INTERNET OR BY SIGNING AND RETURNING THIS VOTING INSTRUCTION FORM. A POSTAGE-PAID ENVELOPE IS ENCLOSED.

THE PLAN TRUSTEE WILL VOTE YOUR PLAN SHARES IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED BY YOU ON THE REVERSE OF THIS VOTING INSTRUCTION FORM. THE PLAN TRUSTEE MUST RECEIVE YOUR VOTING INSTRUCTIONS BY APRIL 23, 2004 AT 6:00 P.M. EASTERN TIME. IF THE PLAN TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS BY THAT TIME, THE PLAN TRUSTEE WILL VOTE YOUR PLAN SHARES IN THE SAME PROPORTION AS THE PLAN SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION FORM AND NO SPECIFICATIONS ARE INDICATED, YOUR PLAN SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS OF METLIFE, INC. ON ANY MATTERS THAT MAY BE PRESENTED FOR A VOTE AT THE 2004 ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OTHER THAN THOSE DESCRIBED ON THE REVERSE OF THIS VOTING INSTRUCTION FORM, YOUR PLAN SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES APPOINTED BY THE SHAREHOLDERS.

YOU WILL RECEIVE A SEPARATE SET OF PROXY SOLICITATION MATERIALS FOR ANY SHARES OF COMMON STOCK YOU OWN OTHER THAN YOUR PLAN SHARES. YOUR NON-PLAN SHARES MUST BE VOTED SEPARATELY FROM YOUR PLAN SHARES.


          (CONTINUED, AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

________________________________________________________________________________
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, AND 5, AND "AGAINST" PROPOSAL 6.

                                                         Please mark
                                                         your votes as    /X/
                                                         indicated in
                                                         this example

1. Election of Class II Directors

The Class II nominees for
election as Directors are:                      FOR          WITHHOLD
(01) Curtis H. Barnette
(02) John C. Danforth                           / /            / /
(03) Burton A. Dole, Jr.
(04) Harry P. Kamen
(05) Charles M. Leighton


Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) or number(s) as listed above in the space provided below.

Exceptions:  ______________________________

___________________________________________

2. Approval of the MetLife,            FOR             AGAINST         ABSTAIN
   Inc. 2005 Stock and
   Incentive Compensation              / /               / /             / /
   Plan

3. Approval of the MetLife             FOR             AGAINST         ABSTAIN
   Annual Variable
   Incentive Plan                      / /               / /             / /

4. Approval of the MetLife,            FOR             AGAINST         ABSTAIN
   Inc. 2005 Non-
   Management Director                 / /               / /             / /
   Stock Compensation Plan

5. Ratification of                     FOR             AGAINST         ABSTAIN
   appointment of Deloitte
   & Touche LLP as                     / /               / /             / /
   Independent Auditor
   for 2004

6. Shareholder proposal                FOR             AGAINST         ABSTAIN
   concerning CEO
   compensation                        / /               / /             / /

Signature of Shareholder(s)_____________________________________________________

Signature of Shareholder(s)_____________________________________________________


Dated:____________________

   (When signing as attorney, executor, administrator, trustee, or in another representative capacity, include signature and title.)
________________________________________________________________________________
                  - FOLD AND DETACH HERE BEFORE MAILING CARD -

                          VOTE BY INTERNET OR TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

                   Internet and telephone voting is available
                through 6:00 p.m. Eastern Time on April 23, 2004
              YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE PLAN
             TRUSTEES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF
         YOU MARKED, SIGNED AND RETURNED YOUR VOTING INSTRUCTION FORM.

                                    INTERNET

                            HTTP://WWW.EPROXY.COM/MET

                            Use the Internet to vote.
                            Have your voting instruction
                            form in hand when you access
                            the web site.

                                       OR

                                    TELEPHONE

                                 1-800-435-6710

                            Use any touch-tone
                            telephone to vote. Have
                            your voting instruction
                            form in hand when you call.

                                       OR

                                      MAIL

                            Mark, sign and date your
                            voting instruction form
                            and return it in the
                            enclosed postage-paid
                            envelope.

      IF YOU VOTE BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                         YOUR VOTING INSTRUCTION FORM.